i PLANET FITNESS MASTER ISSUER LLC, as Master Issuer, and CITIBANK, N.A., as Trustee and Series 2025-1 Securities Intermediary SERIES 2025-1 SUPPLEMENT Dated as of December 15, 2025 to AMENDED AND RESTATED BASE INDENTURE Dated as of February 10, 2022 $75,000,000 Series 2025-1 Variable Funding Senior Notes, Class A-1 $400,000,000 Series 2025-1 5.274% Fixed Rate Senior Secured Notes, Class A-2-I $350,000,000 Series 2025-1 5.649% Fixed Rate Senior Secured Notes, Class A-2-II EXECUTION VERSION Exhibit 4.2 ii TABLE OF CONTENTS Page PRELIMINARY STATEMENT .................................................................................................... 1 DESIGNATION ............................................................................................................................. 1 ARTICLE I DEFINITIONS ........................................................................................................... 1 ARTICLE II INITIAL ISSUANCE, INCREASES AND DECREASES OF SERIES 2025-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT ............................................................... 2 Section 2.1 Procedures for Issuing and Increasing Initial Issuance and Increases of the Series 2025-1 Class A-1 Outstanding Principal Amount ........................................................................................................2 Section 2.2 Procedures for Decreasing the Series 2025-1 Class A-1 Outstanding Principal Amount ....................................................................3 ARTICLE III SERIES 2025-1 ALLOCATIONS; PAYMENTS ................................................... 4 Section 3.1 Allocations with Respect to the Series 2025-1 Notes ..................................5 Section 3.2 Interim Allocation Date Applications; Quarterly Payment Date Applications .................................................................................................5 Section 3.3 Certain Distributions from the Series 2025-1 Distribution Account and the Collection Account ..........................................................................5 Section 3.4 Series 2025-1 Class A-1 Interest and Certain Fees. .....................................6 Section 3.5 Series 2025-1 Class A-2 Interest..................................................................7 Section 3.6 Payment of Series 2025-1 Note Principal ....................................................8 Section 3.7 Series 2025-1 Class A-1 Distribution Account ..........................................16 Section 3.8 Series 2025-1 Class A-2 Distribution Account ..........................................17 Section 3.9 Trustee as Securities Intermediary .............................................................18 Section 3.10 Manager .....................................................................................................19 Section 3.11 Replacement of Ineligible Accounts ..........................................................19 ARTICLE IV FORM OF SERIES 2025-1 NOTES ..................................................................... 20 Section 4.1 Issuance of Series 2025-1 Class A-1 Notes ...............................................20 Section 4.2 Issuance of Series 2025-1 Class A-2 Notes ...............................................22 Section 4.3 Transfer Restrictions of Series 2025-1 Class A-1 Notes ...........................23 Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes ...........................26 Section 4.5 Note Owner Representations and Warranties ............................................32 Section 4.6 Limitation on Liability ...............................................................................34 ARTICLE V GENERAL .............................................................................................................. 34 Section 5.1 Information ................................................................................................34 Section 5.2 Exhibits ......................................................................................................35 Section 5.3 Ratification of Base Indenture ...................................................................35 Section 5.4 Certain Notices to the Rating Agencies .....................................................35 Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party .......................................................................................35 Section 5.6 Counterparts ...............................................................................................35

Section 5.7	Governing Law	35
Section 5.8	Amendments	35
Section 5.9	Termination of Series Supplement	36
Section 5.10	Entire Agreement	36
Section 5.11	1934 Act	36
Section 5.12	Electronic Signatures and Transmission	36

iii

ANNEXES

Annex A	Series 2025-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2025-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2025-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Rule 144A Global Series 2025-1 Class A-2-I Note
Exhibit A-2-2:	Form of Rule 144A Global Series 2025-1 Class A-2-II Note
Exhibit A-2-3:	Form of Temporary Regulation S Global Series 2025-1 Class A-2-I Note
Exhibit A-2-4:	Form of Temporary Regulation S Global Series 2025-1 Class A-2-II Note
Exhibit A-2-5:	Form of Permanent Regulation S Global Series 2025-1 Class A-2-I Note
Exhibit A-2-6:	Form of Permanent Regulation S Global Series 2025-1 Class A-2-II Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit C:	Form of Quarterly Noteholders' Report
Exhibit D:	Form of Voluntary Decrease Notice
Exhibit E:	Form of Confirmation of Registration

iv

SERIES 2025-1 SUPPLEMENT, dated as of December 15, 2025 (this “Series 2025-1 Supplement” or “Series Supplement”), by and between PLANET FITNESS MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2025-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of February 10, 2022, by and between the Master Issuer and CITIBANK, N.A., as trustee and as securities intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”). PRELIMINARY STATEMENT WHEREAS, Section 2.2 (Notes Issuable in Series) and Section 13.1 (Without Consent of the Control Party, the Controlling Class Representative or the Noteholders) of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A (Base Indenture Definitions List) of the Base Indenture) upon satisfaction of the conditions set forth therein; and WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder. NOW, THEREFORE, the parties hereto agree as follows: DESIGNATION There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2025-1 Supplement, and such Series of Notes shall be designated as the Series 2025-1 Notes. On the Series 2025-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) the Series 2025-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2025-1 Class A-1 Notes”) and (b) the Series 2025-1 Senior Notes, Class A-2 (as referred to herein, the “Series 2025-1 Class A-2 Notes” and together with the Series 2025-1 Class A-1 Notes, the “Series 2025-1 Notes”). The Series 2025-1 Class A-1 Notes shall be issued in two Subclasses: (i) Series 2025-1 Class A-1 Advance Notes (as referred to herein, the “Series 2025-1 Class A-1 Advance Notes”) and (ii) Series 2025-1 Class A-1 L/C Notes (as referred to herein, the “Series 2025-1 Class A-1 L/C Notes”). The Series 2025-1 Class A-2 Notes shall be issued in two Tranches: (i) Series 2025-1 5.274% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2025-1 Class A-2-I Notes”) and (ii) Series 2025-1 5.649% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2025-1 Class A-2-II Notes”). For purposes of the Base Indenture and this Series 2025-1 Supplement, the Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes”. ARTICLE I DEFINITIONS All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2025-1 2 Supplemental Definitions List attached hereto as Annex A (the “Series 2025-1 Supplemental Definitions List”) as such Series 2025-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series 2025-1 Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Notes and not to any other Series of Notes issued by the Master Issuer. The rules of construction set forth in Section 1.4 (Rules of Construction) of the Base Indenture shall apply for all purposes under this Series 2025-1 Supplement. ARTICLE II INITIAL ISSUANCE, INCREASES AND DECREASES OF SERIES 2025-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT Section 2.1 Procedures for Issuing and Increasing Initial Issuance and Increases of the Series 2025-1 Class A-1 Outstanding Principal Amount. (a) Subject to the satisfaction of the conditions precedent to the making of Series 2025-1 Class A-1 Advances set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, (i) on the Series 2025-1 Closing Date, the Master Issuer may cause the Series 2025-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Advances made on the Series 2025-1 Closing Date (the “Series 2025-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2025-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Master Issuer may increase the Series 2025-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. The Series 2025-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2025-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement) allocated among the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2025-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Master Issuer in the applicable Series 2025-1 Class A-1 Advance Request or as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

3 (b) Subject to the satisfaction of the applicable conditions precedent set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, on the Series 2025-1 Closing Date, the Master Issuer may cause the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2025-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such increase, a “Subfacility Increase”) through issuance or incurrence of Series 2025-1 Class A-1 L/C Obligations are set forth in the Series 2025-1 Class A-1 Note Purchase Agreement. Section 2.2 Procedures for Decreasing the Series 2025-1 Class A-1 Outstanding Principal Amount. (a) Mandatory Decrease. Whenever a Series 2025-1 Class A-1 Excess Principal Event shall have occurred, then, on or before 10:00 a.m. (Eastern time) on the fourth Business Day immediately following the date on which the Manager or the Master Issuer obtains knowledge of such Series 2025-1 Class A-1 Excess Principal Event, the Master Issuer shall deposit in the Series 2025-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with the Class A-1 Order of Distribution. Such written direction of the Master Issuer shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2025-1 Class A- 1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2025-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2025-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2025-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2025-1 Class A-1 Noteholders in accordance with the Class A-1 Order of Distribution. Upon obtaining knowledge of such a Series 2025-1 Class A- 1 Excess Principal Event, the Master Issuer promptly, but in any event within two (2) Business Days, shall deliver written notice (which may be given by e-mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Administrative Agent. In connection with any Mandatory Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). (b) Voluntary Decrease. Except as provided in Section 2.2(d) of this Series Supplement, on any Business Day, the Master Issuer may decrease the Series 2025-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2025-1 Class A-1 Distribution Account not later than 10:00 a.m. (Eastern time) on the date specified as the decrease date in the prior written notice referred to below and providing a written 4 report to the Trustee directing the Trustee to distribute in accordance with the Class A-1 Order of Distribution (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2025- 1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement); provided that to the extent the deposit into the Series 2025-1 Class A-1 Distribution Account described above is made after 3:00 p.m. (Eastern time) on any Business Day, the same shall be deemed to be deposited on the following Business Day; provided, further, that (x) in the case of SOFR Advances or CP Advances, the Master Issuer shall provide written notice no later than 12:00 p.m. (Eastern time) at least three (3) Business Days prior to such Voluntary Decrease and (y) in the case of Base Rate Advances, the Master Issuer (or the Manager on its behalf) shall provide written notice no later than 12:00 p.m. (Eastern time) at least one (1) Business Day prior to such Voluntary Decrease, in each case to each Series 2025-1 Class A-1 Investor and the Administrative Agent; provided, further, that the Master Issuer shall provide written notice to the Trustee substantially in the form of Exhibit D of any Voluntary Decrease no later than 12:00 p.m. (Eastern time) at least one (1) Business Day prior to such Voluntary Decrease. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). (c) The Series 2025-1 Class A-1 Note Purchase Agreement sets forth procedures authorizing the Administrative Agent to make notations in its books and records evidencing the Series 2025-1 Class A-1 Outstanding Principal Amount. (d) The Series 2025-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2025-1 Class A-1 Subfacility Noteholders, a “Subfacility Decrease”) through borrowings of Series 2025-1 Class A-1 Advances to repay Series 2025-1 Class A-1 L/C Obligations. (e) The Series 2025-1 Class A-1 Note Purchase Agreement also sets forth procedures relating to permanent reductions in the Series 2025-1 Class A-1 Notes Maximum Principal Amount. Upon receipt of written notice from the Master Issuer or the Administrative Agent, as applicable, of any permanent reductions in the Series 2025-1 Class A-1 Notes Maximum Principal Amount, the Trustee shall indicate such new Series 2025-1 Class A-1 Notes Maximum Principal Amount in its books and records. ARTICLE III SERIES 2025-1 ALLOCATIONS; PAYMENTS

5 With respect to the Series 2025-1 Notes only, the following shall apply: Section 3.1 Allocations with Respect to the Series 2025-1 Notes. On the Series 2025-1 Closing Date, the Master Issuer shall cause a portion of the net proceeds from the initial sale of the Series 2025-1 Notes to be deposited into the Senior Notes Interest Reserve Account and/or arrange for the issuance of an Interest Reserve Letter of Credit, such that the aggregate amount in the Senior Notes Interest Reserve Account and/or the amount available under such Interest Reserve Letter of Credit will equal or be greater than $33.3 million, which amount, for purposes of the definition of “Senior Notes Interest Reserve Amount” in the Base Indenture, shall constitute the Senior Notes Interest Reserve Amount with respect to the first Interest Accrual Period following the Series 2025-1 Closing Date. The remainder of the net proceeds from the sale of the Series 2025-1 Notes shall be paid to, or at the direction of, the Master Issuer. Section 3.2 Interim Allocation Date Applications; Quarterly Payment Date Applications. On each Interim Allocation Date, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2025-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments. Section 3.3 Certain Distributions from the Series 2025-1 Distribution Account and the Collection Account. On each Quarterly Payment Date commencing on the Quarterly Payment Date in June 2026, based solely upon the most recent Quarterly Noteholders’ Report, and in the order of priority of such amounts set forth in the Priority of Payments, the Trustee shall, in accordance with Section 6.1 (Distributions in General) of the Base Indenture, remit (i) to the Series 2025-1 Class A-1 Noteholders from the Series 2025-1 Class A-1 Distribution Account, the amounts deposited in the Series 2025-1 Class A-1 Distribution Account in accordance with the Base Indenture for the payment of interest, fees, principal (to the extent applicable) and other amounts in respect of the Series 2025-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2025-1 Class A-2 Noteholders from the Series 2025-1 Class A-2 Distribution Account, the amounts deposited in the Series 2025-1 Class A-2 Distribution Account in accordance with the Base Indenture for the payment of interest, principal (to the extent applicable) and other amounts in respect of the Series 2025-1 Class A-2 Notes on such Quarterly Payment Date. The distributions in respect of the Series 2025-1 Class A-1 Notes set forth in each Quarterly Noteholders’ Report shall be in accordance with the Class A-1 Order of Distribution. Notwithstanding anything to the contrary herein or in the Base Indenture, except as (i) provided under Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement or (ii) explicitly directed by the Master Issuer (or the Manager on its behalf) with respect to payments of Quarterly Scheduled Principal Amounts made under Section 3.6(c)(ii) (Payment of Series 2025-1 Note Principal— Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement on Quarterly Payment Dates with respect to which the Series 2025-1 Non-Amortization Test has been satisfied, each payment in respect of the Series 2025-1 Class A-2 Notes shall be distributed between the Tranches (A) based upon such amounts due with respect to interest on, principal of or otherwise with respect to such Tranches as provided hereunder; provided that, in each case, any shortfall in such payment 6 amount shall be allocated ratably based on the Series 2025-1 Class A-2 Outstanding Principal Amount of each Tranche or (B) if not explicitly provided hereunder, ratably based on the Series 2025-1 Class A-2 Outstanding Principal Amount of each Tranche; provided, further, that, in each of the cases set forth under clauses (A) and (B) above, all distributions to Noteholders of a Tranche shall be ratably allocated among the Noteholders within each applicable Tranche based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount of such Tranche. Section 3.4 Series 2025-1 Class A-1 Interest and Certain Fees. (a) Series 2025-1 Class A-1 Notes Interest and L/C Fees. From and after the Series 2025-1 Closing Date, the applicable portions of the Series 2025-1 Class A-1 Outstanding Principal Amount shall accrue (i) interest at the Series 2025-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the 2025-1 Class A-1 Note Purchase Agreement, as applicable. Such accrued interest and fees shall be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on June, 2026; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2025-1 Class A-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-1 Notes, on any day when the Commitments are terminated in full, or on any other day on which all of the Series 2025-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid on a Quarterly Payment Date when due, such unpaid amount (net of all Debt Service Advances with respect thereto, a “Class A-1 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2025-1 Class A-1 Note Rate. (b) Undrawn Commitment Fees. From and after the Series 2025-1 Closing Date, Undrawn Commitment Fees shall accrue as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. Such accrued fees shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on June, 2026. To the extent any such amount is not paid on a Quarterly Payment Date when due (a “Series 2025-1 Class A-1 Quarterly Commitment Fees Shortfall Amount”), such unpaid amount shall accrue interest at the Series 2025-1 Class A-1 Note Rate. (c) Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest. Following a Series 2025-1 Class A-1 Notes Amortization Event additional interest shall accrue on the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate”), calculated in accordance with Section 3.01(f) of the Series 2025- 1 Class A-1 Note Purchase Agreement, in addition to the regular interest that shall continue to accrue at the Series 2025-1 Class A-1 Note Rate. Any Series 2025-1 Class A-1 Quarterly Post- Renewal Date Contingent Interest Amount shall be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly

7 Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2025-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest Amount in excess of available amounts in accordance with the foregoing shall not be an Event of Default and interest will not accrue on any unpaid portion thereof. (d) Series 2025-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-1 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) May 28, 2026. Section 3.5 Series 2025-1 Class A-2 Interest. (a) Series 2025-1 Class A-2 Notes Interest. From the Series 2025-1 Closing Date until the Series 2025-1 Class A-2 Outstanding Principal Amount with respect to a Tranche has been paid in full, the Series 2025-1 Class A-2 Outstanding Principal Amount with respect to such Tranche (after giving effect to all payments of principal made to Series 2025-1 Class A-2 Noteholders as of the first day of each Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to optional prepayments, repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2025-1 Class A-2 Note Rate for such Tranche. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, commencing on the Quarterly Payment Date in June 2026; provided that in any event all accrued but unpaid interest on the Series 2025-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2025-1 Class A-2 Legal Final Maturity Date, on any Series 2025-1 Class A-2 Prepayment Date with respect to a prepayment in full of such Tranche or on any other day on which all of the Series 2025-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2025-1 Class A-2 Note Rate for any Tranche is not paid on a Quarterly Payment Date when due, such unpaid interest (net of all Debt Service Advances with respect thereto, a “Class A-2 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2025-1 Class A-2 Note Rate for such Tranche. All computations of interest at the Series 2025-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months. (b) Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest. (i) Post-ARD Contingent Interest. From and after the Series 2025-1 Anticipated Repayment Date, as applicable to each Tranche, until the Series 2025-1 Class A-2 Outstanding Principal Amount with respect to such Tranche has been paid in full, additional interest (“Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest”) shall accrue on such Tranche at a per annum rate equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2025-1 Anticipated Repayment Date for such Tranche of the United States Treasury Security having a term closest to ten (10) years, plus (y) 5.00%, plus (z) (1) with respect to the Series 2025-1 Class A-2-I Notes, 1.60% and (2) with respect to the Series 2025-1 Class A-2-II Notes, 1.80%, exceeds (b) such 8 Tranche’s applicable Series 2025-1 Class A-2 Note Rate. In addition, regular interest shall continue to accrue at each Tranche’s Series 2025-1 Class A-2 Note Rate from and after such Tranche’s Series 2025-1 Anticipated Repayment Date. All computations of Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year of twelve 30-day months. (ii) Payment of Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date only as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued on the applicable Tranche at the applicable Series 2025-1 Class A-2 Note Rate. The failure to pay any Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest on any Quarterly Payment Date (including on the Series 2025-1 Legal Final Maturity Date) in excess of available amounts in accordance with the foregoing shall not be an Event of Default and interest will not accrue on any unpaid portion thereof. (c) Series 2025-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) June 5, 2026. Section 3.6 Payment of Series 2025-1 Note Principal. (a) Series 2025-1 Notes Principal Payment at Legal Maturity. The Series 2025- 1 Class A-2 Outstanding Principal Amount shall be due and payable on the Series 2025-1 Class A-2 Legal Final Maturity Date. The Series 2025-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 (Payment of Series 2025- 1 Note Principal) of this Series 2025-1 Supplement, and, in respect of the Series 2025-1 Class A- 1 Outstanding Principal Amount, Section 2.2 of this Series 2025-1 Supplement. (b) Series 2025-1 Anticipated Repayment Date. The “Series 2025-1 Anticipated Repayment Date” means, (i) with respect to the Series 2025-1 Class A-2-I Notes, the Quarterly Payment Date occurring in December 2030 and (ii) with respect to the Series 2025-1 Class A-2-II Notes, the Quarterly Payment Date occurring in December 2032. (i) First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, the Manager shall have the option to elect (the “Series 2025-1 First Extension Election”) to extend the Series 2025-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in December 2029 by delivering written notice to the Administrative Agent, the Trustee and the Control Party (with a copy to the Back-Up Manager) no later than the Quarterly Payment Date occurring in December 2028 to the effect that the conditions precedent to such Series 2025-1 First Extension Election have been satisfied. (ii) Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, if the Series 2025-1 First Extension Election has been

9 made and become effective, the Manager shall have the option to elect (the “Series 2025-1 Second Extension Election”) to extend the Series 2025-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in December 2030 by delivering written notice to the Administrative Agent, the Trustee and the Control Party (with a copy to the Back-Up Manager) no later than the Quarterly Payment Date occurring in December 2029 to the effect that the conditions precedent to such Series 2025-1 Second Extension Election have been satisfied. (iii) Conditions Precedent to Extension Elections. It shall be a condition to each applicable extension of the Series 2025-1 Class A-1 Notes Renewal Date that, in the case of Section 3.6(b)(i) of this Series Supplement, on the Quarterly Payment Date occurring in December 2028, or in the case of Section 3.6(b)(ii) of this Series Supplement, on the Quarterly Payment Date occurring in December 2029 (a) the DSCR is greater than or equal to 2.00x (calculated with respect to the most recently ended Quarterly Collection Period); (b) the rating assigned to the Series 2025-1 Class A-1 Notes by (x) S&P has not been downgraded below “BBB” or withdrawn and (y) by KBRA has not been downgraded below “BBB” or withdrawn; (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) of this Series Supplement shall be irrevocable; and (d) no Cash Trapping Period, Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing as of such Quarterly Payment Date; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Administrative Agent or any Noteholder shall be necessary for the effectiveness of the Series 2025-1 First Extension Election or the Series 2025-1 Second Extension Election. (c) Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2025-1 Class A-2 Notes. (i) Class A-2 Accrued Quarterly Scheduled Principal Amounts shall be allocated on each Interim Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A-2 Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default. (ii) Quarterly Scheduled Principal Amounts shall be due and payable with respect to each Tranche of the Series 2025-1 Notes on each Quarterly Payment Date up to and including the applicable Series 2025-1 Anticipated Repayment Date, commencing on the Quarterly Payment Date in June 2026, in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture (or reallocated pursuant to a Quarterly Reallocation Event), in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default; provided that Quarterly Scheduled Principal Amounts shall only be due and payable on a Quarterly Payment Date with respect to a Tranche if the Series 2025-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further, that in connection with (a) any mandatory prepayment of principal of any Tranche of the Series 2025-1 Class A-2 Notes (including mandatory prepayments due to payments of Indemnification Amounts, Asset 10 Disposition Proceeds or Insurance/Condemnation Proceeds or in connection with a Rapid Amortization Event), (b) repurchases and cancellations of any Tranche of the Series 2025-1 Class A-2 Notes or (c) any Optional Prepayment of any Tranche of the Series 2025-1 Class A-2 Notes, the Quarterly Scheduled Principal Amount for each remaining Quarterly Payment Date up to and including the Series 2025-1 Anticipated Repayment Date for such Tranche of Series 2025-1 Class A-2 Notes shall be reduced ratably based on the amount of such prepayment, repurchase or cancellation relative to the Outstanding Principal Amount of the related Tranche of Series 2025-1 Class A-2 Notes prior to such prepayment, repurchase or cancellation; provided, further, that even if the Series 2025-1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, prior to the Series 2025-1 Anticipated Repayment Date for such Tranche, pay all or any part of such Quarterly Scheduled Principal Amounts with respect to such Tranche that would otherwise be due on the related Quarterly Payment Date if the Series 2025-1 Non-Amortization Test was not satisfied as of the Quarterly Payment Date with respect to such Tranche. (iii) On each Interim Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Interim Allocation Date or Quarterly Payment Date shall be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default. (d) Series 2025-1 Notes Mandatory Payments of Principal. (i) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2025-1 Notes as and when amounts are made available for payment thereof (x) on any related Interim Allocation Date in accordance with the Priority of Payments and (y) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. Such payments on each Tranche of the Series 2025-1 Class A-2 Notes shall be ratably allocated among the Series 2025-1 Class A-2 Noteholders within such applicable Tranche, based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount of such Tranche, as applicable and such payments on the Series 2025-1 Class A-1 Notes shall be allocated in accordance with the Class A-1 Order of Distribution. (ii) During any Series 2025-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2025-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2025-1 Class A-1 Noteholders, in accordance with the Class A-1 Order of Distribution. For the avoidance of doubt, no Series 2025-1 Class A-2 Make-Whole Prepayment Premium will be due in connection with any principal payments on the Series 2025-1 Class A-1 Notes.

11 (e) Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any (i) prepayments funded by Asset Disposition Proceeds pursuant to Section 3.6(j) (Payment of Series 2025-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series 2025-1 Supplement or (ii) any optional prepayment of any Series 2025-1 Class A-2 Notes or a Tranche of the Series 2025-1 Class A-2 Notes made pursuant to Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement (each, a “Series 2025-1 Class A-2 Prepayment”), in each case prior to (I) with respect to the Series 2025-1 Class A-2-I Notes, the Quarterly Payment Date in the 24th month prior to the Series 2025-1 Anticipated Repayment Date for such Tranche and (II) with respect to the Series 2025-1 Class A-2-II Notes, the Quarterly Payment Date in the 36th month prior to the Series 2025- 1 Anticipated Repayment Date for such Tranche (as applicable, the “Make-Whole End Date”), the Master Issuer shall pay, in the manner described herein, the Series 2025-1 Class A-2 Make-Whole Prepayment Premium; provided that no such Series 2025-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) mandatory prepayment of any Series 2025-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) (Payment of Series 2025-1 Note Principal—Series 2025-1 Notes Mandatory Payments of Principal) of this Series 2025-1 Supplement, (B) any cancellations of repurchased Series 2025-1 Class A-2 Notes, (C) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds, (D) Quarterly Scheduled Principal Amounts (including those paid, in whole or in part, at the option of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2025-1 Non- Amortization Test has been satisfied) and payments of Quarterly Scheduled Principal Deficiency Amounts, (E) prepayments arising from funds in the Cash Trap Reserve Account in accordance with the Base Indenture (other than optional prepayments of the Series 2025-1 Class A-2 Notes prior to the applicable Make-Whole End Date at the sole discretion of the Master Issuer for which the Series 2025-1 Class A-2 Make-Whole Prepayment Premium will be payable) or (F) for the avoidance of doubt, any prepayment on or after the Make-Whole End Date for such Tranche. (f) Optional Prepayment of Series 2025-1 Class A-2 Notes. Subject to Section 3.6(e) (Payment of Series 2025-1 Note Principal—Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments) and (g) (Payment of Series 2025-1 Note Principal—Notices of Optional Prepayments) of this Series 2025-1 Supplement, the Master Issuer shall have the option to prepay the Outstanding Principal Amount of either or both of the Tranches in whole or in part on any Business Day that is specified as the Series 2025-1 Class A-2 Prepayment Date in the applicable Prepayment Notice; provided that the Master Issuer shall not make any optional prepayment in part of any Tranche pursuant to this Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) in a principal amount for any single prepayment of less than $5 million (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series 2025-1 Supplement); provided, further, that no such optional prepayment may be made unless: (i) the amount on deposit in the Series 2025-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of the Tranches (or portion thereof, as applicable) to be prepaid, and the amount on deposit in the Senior Notes Principal Payment Account that is allocable to the 12 Tranche(s) to be prepaid is sufficient to pay any Series 2025-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e) (Payment of Series 2025-1 Note Principal—Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series 2025-1 Supplement, in each case, payable on the relevant Series 2025-1 Class A-2 Prepayment Date, or, in each case, such amounts have been deposited to the Series 2025-1 Class A-2 Distribution Accounts pursuant to Section 3.6(h) (Payment of Series 2025-1 Note Principal — Series 2025-1 Prepayments) of this Series 2025-1 Supplement; (ii) (A) the amounts on deposit in the Senior Notes Interest Payment Account that are allocable to interest on the Outstanding Principal Amount of the Tranche(s) to be prepaid is sufficient to pay the Class A-2 Quarterly Interest (other than any Post-ARD Contingent Interest) to but excluding the applicable Series 2025-1 Class A-2 Prepayment Date and (B) only if such optional prepayment is a prepayment of the Series 2025-1 Class A-2 Notes in whole, (x) the amount on deposit in the Senior Notes Post-ARD Contingent Interest Account that is allocable to the Series 2025-1 Class A-2 Notes is sufficient to pay the Series 2025-1 Class A-2 Quarterly Post- ARD Contingent Interest accrued through such Series 2025-1 Class A-2 Prepayment Date and (y) the amounts on deposit in the Collection Account and the Management Accounts are (in the Manager’s determination) reasonably expected to be sufficient to pay all Securitization Operating Expenses attributable to the Series 2025-1 Class A-2 Notes on the next Interim Allocation Date or, in each case, such amounts have been deposited to the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(h) (Payment of Series 2025-1 Note Principal—Series 2025-1 Prepayments) of this Series 2025-1 Supplement; and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). In addition, on any Business Day, the Master Issuer may purchase Notes on the open market or accept as a capital contribution from a direct or indirect parent of the Master Issuer one or more Notes. Upon the written instruction of the Master Issuer (or the Manager on its behalf), the Trustee shall cancel any repurchased Notes delivered to it by the Master Issuer (or the Manager on its behalf), either in certificated form or through the Applicable Procedures of DTC. Such cancelled Notes shall not be reissued and upon cancellation shall not be considered outstanding for purposes of calculating the DSCR, the Holdco Leverage Ratio or the Senior ABS Leverage Ratio. (g) Notices of Optional Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2025-1 Class A-2 Prepayment Date with respect to a Tranche pursuant to Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement to each Series 2025-1 Class A-2 Noteholder of such Tranche, each of the Rating Agencies, the Servicer (with a copy to the Back-Up Manager), the Control Party and the Trustee; provided that at the request of the Master Issuer, such notice to the Series 2025-1 Class A-2 Noteholders of such Tranche shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) (Payment of Series 2025-1 Note Principal—Distributions of Series 2025-1 Class A-2 Optional Prepayment) of this Series 2025-1 Supplement. With respect to each such Series

13 2025-1 Class A-2 Prepayment, the related Prepayment Notice shall specify (i) the Series 2025-1 Class A-2 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (ii) the Series 2025-1 Prepayment Amount, separately identifying amounts in respect of principal and interest and (iii) the date on which the applicable Series 2025-1 Class A- 2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth (5th) Business Day before such Series 2025- 1 Class A-2 Prepayment Date (the “Series 2025-1 Class A-2 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agencies and the Series 2025-1 Class A-2 Noteholders of the applicable Tranche, to withdraw, or amend the Series 2025-1 Class A-2 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to and including the second (2nd) Business Day before the Series 2025-1 Class A-2 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing, the proceeds of which will be used to fund all or a portion of such repayment). The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each Series 2025-1 Class A-2 Noteholder that will receive a prepayment to the extent such Series 2025-1 Class A-2 Noteholder holds its Note in the form of a Definitive Note and has provided an email address to the Trustee and (B) each of the Rating Agencies, the Servicer and the Trustee, (ii) sent by registered mail to each Series 2025-1 Class A-2 Noteholder that will receive a prepayment and holds its Note in the form of a Definitive Note but that has not provided an email address to the Trustee, (iii) delivered to each Series 2025-1 Class A-2 Noteholder that will receive a payment and holds such Note in the form of a Book-Entry Note in accordance with the Applicable Procedures of DTC and (iv) posted on the Trustee’s website. For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2025-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6(g). A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 2:00 p.m. (Eastern time) up to and including the second (2nd) Business Day prior to the applicable Series 2025-1 Class A-2 Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer and the Trustee, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to each Series 2025-1 Class A-2 Noteholder previously sent a Prepayment Notice for such Series 2025-1 Class A-2 Prepayment Date. (h) Series 2025-1 Prepayments. On each Series 2025-1 Prepayment Date with respect to any Series 2025-1 Prepayment, the Series 2025-1 Prepayment Amount and the Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2025-1 Class A-1 Breakage Amounts applicable to such Series 2025-1 Prepayment shall be due and payable. The Master Issuer shall pay the Series 2025-1 Prepayment Amount together with the applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2025-1 Class A-1 Breakage Amounts applicable to such Series 2025-1 Prepayment by depositing such amounts in the applicable Indenture Trust Accounts in accordance with the Priority of Payments or the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(f) 14 (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement, in each case, on or prior to the related Series 2025-1 Prepayment Date to be distributed in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, Section 3.3 (Certain Distributions from the Series 2025-1 Distribution Account and the Collection Account) of this Series 2025-1 Supplement, or Section 3.6(k) (Payment of Series 2025-1 Note Principal—Distributions of Series 2025-1 Class A-2 Optional Prepayment) of this Series 2025-1 Supplement, as applicable. (i) [Reserved]. (j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.12(i) (Application of Collections on Interim Allocation Dates) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.13(d) (Quarterly Payment Date Applications—Senior Notes Principal Payment Account) of the Base Indenture and deposited in the applicable Series 2025-1 Distribution Accounts and used to prepay first, if a Series 2025-1 Class A-1 Notes Amortization Period is continuing, the Series 2025-1 Class A-1 Notes (in accordance with the Class A-1 Order of Distribution), second, the Series 2025-1 Class A-2 Notes (to be allocated between the Tranches ratably based on the Series 2025-1 Class A-2 Outstanding Principal Amount of each Tranche) and third, provided that clause first does not apply, the Series 2025-1 Class A-1 Notes (in accordance with the Class A-1 Order of Distribution), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j) (Payment of Series 2025-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds), the Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) (Payment of Series 2025-1 Note Principal—Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j) (Payment of Series 2025-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. (k) Distributions of Series 2025-1 Class A-2 Optional Prepayment. On the Series 2025-1 Class A-2 Prepayment Date for a Series 2025-1 Class A-2 Prepayment to be made pursuant to Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement for a Tranche, the Trustee shall, in accordance with Section 6.1 (Distributions in General) of the Base Indenture (except that notwithstanding anything to the contrary therein, in the case of a prepayment to be made on a date that is not a Quarterly Payment Date, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Class A-2 Prepayment Date and references to the Record Date shall be deemed to be references to the

15 Prepayment Record Date) and based solely on either a written report (which shall indicate any funds to be transfered between accounts) which shall be provided by the Master Issuer to the Trustee or the applicable Quarterly Noteholders’ Report, as applicable, distribute to the Series 2025-1 Class A-2 Noteholders of record for such Tranche(s) on the preceding Prepayment Record Date the amount deposited in the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(h) (Payment of Series 2025-1 Note Principal—Series 2025-1 Prepayments) of this Series 2025-1 Supplement with respect to such Series 2025-1 Class A-2 Prepayment, in order to pay (without duplication) (A) the applicable portion of the Series 2025-1 Class A-2 Outstanding Principal Amount and any applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium with respect thereto, (B) in the case of an optional prepayment on a Series 2025-1 Class A-2 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Series 2025- 1 Class A-2 Outstanding Principal Amount being prepaid to but excluding the relevant Series 2025-1 Class A-2 Prepayment Date, and (C) in the case of an optional prepayment of the Series 2025-1 Notes in whole, the amounts set forth in Section 3.6(f)(ii)(B) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes). (l) Series 2025-1 Notices of Final Payment. The Master Issuer shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2025-1 Prepayment Date that will be the Series 2025-1 Final Payment Date; provided, however, that with respect to any Series 2025-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2025-1 Final Payment beyond, with respect to optional prepayments only, the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) (Payment of Series 2025-1 Note Principal—Notices of Optional Prepayments) of this Series 2025-1 Supplement. The Trustee shall provide any written notice received under this Section 3.6(l) (Payment of Series 2025-1 Note Principal—Series 2025-1 Notices of Final Payment) to each Person in whose name a Series 2025- 1 Note is registered at the close of business on such Prepayment Record Date of the Series 2025- 1 Prepayment Date that will be the Series 2025-1 Final Payment Date. Such written notice to be sent to the Series 2025-1 Noteholders shall be made at the expense of the Master Issuer and shall be delivered by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2025-1 Final Payment will be made and shall specify that such Series 2025-1 Final Payment will be payable only upon presentation and surrender of the Series 2025-1 Notes that are Definitive Notes and shall specify the place where the Series 2025-1 Notes may be presented and surrendered for such Series 2025-1 Final Payment. The Trustee shall deregister a Class of Uncertificated Notes upon distribution of the Series 2025-1 Final Payment with respect to such Class of Notes. (m) Tranche Defeasance. The Master Issuer, solely in connection with an optional prepayment in full, a mandatory prepayment in full or a redemption in full of a particular Tranche (the “Defeased Tranche”) as provided hereunder, may terminate all of its Obligations under the Indenture and all Obligations of the Guarantors under the Guarantee and Collateral Agreement in respect of such Defeased Tranche; provided that the conditions set forth under Section 12.1(c) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance) (other than the conditions set forth under Section 12.1(c)(ii) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance)) of the Base Indenture with respect to the Defeased Tranche have been satisfied; provided that no amounts in respect of the 16 Class A-1 Notes or the other Tranche shall be required to be paid in accordance with Section 12.1(c)(i)(1) of the Base Indenture. Section 3.7 Series 2025-1 Class A-1 Distribution Account. (a) Establishment of Series 2025-1 Class A-1 Distribution Account. The Master Issuer has established with the Trustee the Series 2025-1 Class A-1 Distribution Account in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2025- 1 Class A-1 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-1 Distribution Account will be established with the Trustee. Any and all amounts on deposit in the Series 2025-1 Class A-1 Distribution Account shall remain uninvested. (b) Series 2025-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-1 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2025-1 Class A-1 Noteholders, all of the Master Issuer’s rights, title and interests in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-1 Distribution Account Collateral”). (c) Termination of Series 2025-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2025-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2025-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens with respect to Series 2025-1 Class A-1 Distribution Account created in favor of the Trustee for the benefit of the Series 2025-1 Class A-1 Noteholders under this Series Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, (i) shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by

17 the Trustee of the Series 2025-1 Class A-1 Noteholders’ security interest in the Series 2025-1 Class A-1 Distribution Account Collateral and (ii) shall terminate the Series 2025-1 Class A-1 Distribution Account upon the written request of the Master Issuer. Section 3.8 Series 2025-1 Class A-2 Distribution Account. (a) Establishment of Series 2025-1 Class A-2 Distribution Account. The Master Issuer has established with the Trustee the Series 2025-1 Class A-2 Distribution Account in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2025- 1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-2 Noteholders. The Series 2025-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-2 Distribution Account will be established with the Trustee. Any and all amounts on deposit in the Series 2025-1 Class A-2 Distribution Account shall remain uninvested. (b) Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-2 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2025-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-2 Distribution Account Collateral”). (c) Termination of Series 2025-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2025- 1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2025-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens with respect to the Series 2025-1 Class A-2 Distribution Account created in favor of the Trustee for the benefit of the Series 2025-1 Class A-2 Noteholders under this Series 2025-1 Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, (i) shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2025- 1 Class A-2 Noteholders’ security interest in the Series 2025-1 Class A-2 Distribution Account Collateral and (ii) shall terminate the Series 2025-1 Class A-2 Distribution Account upon the written request of the Master Issuer. 18 Section 3.9 Trustee as Securities Intermediary. (a) The Trustee or other Person holding the Series 2025-1 Distribution Accounts shall be the “Series 2025-1 Securities Intermediary”. If the Series 2025-1 Securities Intermediary in respect of any Series 2025-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2025- 1 Securities Intermediary set forth in this Section 3.9 (Trustee as Securities Intermediary). (b) The Series 2025-1 Securities Intermediary agrees that: (i) The Series 2025-1 Distribution Accounts are accounts to which Financial Assets will or may be credited; (ii) The Series 2025-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2025-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC; (iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2025-1 Distribution Account shall be registered in the name of the Series 2025-1 Securities Intermediary, indorsed to the Series 2025-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2025-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2025-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer; (iv) All property delivered to the Series 2025-1 Securities Intermediary pursuant to this Series 2025-1 Supplement will be promptly credited to the appropriate Series 2025-1 Distribution Account; (v) Each item of property (whether investment property, security, instrument or cash) credited to a Series 2025-1 Distribution Account shall be treated as a Financial Asset; (vi) If at any time the Series 2025-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to a Series 2025-1 Distribution Account, the Series 2025-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person; (vii) The Series 2025-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2025-1 Securities Intermediary’s jurisdiction and the Series 2025-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2025-1 Distribution Accounts the law applicable to all the issues in Article 2(1) of The

19 Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York; (viii) The Series 2025-1 Securities Intermediary has not entered into, and until termination of this Series 2025-1 Supplement will not enter into, any agreement with any other Person relating to the Series 2025-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2025-1 Securities Intermediary has not entered into, and until the termination of this Series 2025-1 Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2025-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) (Trustee as Securities Intermediary) of this Series 2025-1 Supplement; and (ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2025-1 Distribution Accounts, neither the Series 2025- 1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2025-1 Distribution Account or any Financial Asset credited thereto. If the Series 2025-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against a Series 2025-1 Distribution Account or any Financial Asset carried therein, the Series 2025-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof. (c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2025-1 Class A-2 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2025-1 Distribution Account. Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2025-1 Noteholders by their acceptance of the Series 2025-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2025-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.3 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture. Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2025-1 Class A-1 Distribution Account or the Series 2025-1 Class A-2 Distribution Account shall cease to be an Eligible Account (the “Series 2025-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 20 2025-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2025-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee. The Trustee shall have no obligation to determine whether the Series 2025-1 Class A-1 Distribution Account or the Series 2025-1 Class A-2 Distribution Account are or continue to be an Eligible Account. ARTICLE IV FORM OF SERIES 2025-1 NOTES Section 4.1 Issuance of Series 2025-1 Class A-1 Notes. (a) The Series 2025-1 Class A-1 Advance Notes will be issued (i) in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture or (ii) at the election of the holder thereof, in the form of Uncertificated Notes. Other than in accordance with this Series Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2025- 1 Class A-1 Notes Maximum Principal Amount as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2025-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. (b) The Series 2025-1 Class A-1 L/C Notes will be issued (i) in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture or (ii) at the election of the holder thereof, in the form of Uncertificated Notes. Other than in accordance with this Series Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2025-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2025-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

21 (c) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2025-1 Class A-1 Notes will exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2025-1 Class A-1 Advance Notes and the Series 2025-1 Class A-1 L/C Notes in the aggregate exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. (d) The Series 2025-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2025-1 Class A-1 Notes, as evidenced by their execution of the Series 2025-1 Class A-1 Notes. The Series 2025-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2025- 1 Class A-1 Notes, as evidenced by their execution of such Series 2025-1 Class A-1 Notes. The initial sale of the Series 2025-1 Class A-1 Notes is limited to Persons who have executed the Series 2025-1 Class A-1 Note Purchase Agreement. The Series 2025-1 Class A-1 Notes may be resold only to the Master Issuer and its Affiliates and Persons who are not Competitors (except that Series 2025-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Master Issuer) in compliance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement. (e) Uncertificated Notes. At the request of a Holder or transferee of Series 2025-1 Class A-1 Notes, the Series 2025-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee, upon request, shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit E hereto. (i) Except as otherwise expressly provided herein: (A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement; (B) with respect to any Uncertificated Note, (I) references herein to authentication and delivery of a Note shall be deemed to refer to creation of an entry for such Note in the Note Register and registration of such Note in the name of the owner, (II) references herein to cancellation of a Note shall be deemed to refer to deregistration of such Note and (III) references herein to the date of authentication of a Note shall refer to the date of registration of such Note in the Note Register in the name of the owner thereof; (ii) references to execution of Notes by the Issuer, to surrender of the Notes and to presentment of the Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.3 of this Series Supplement relating to surrender of the Notes shall apply equally to deregistration of Uncertificated Notes; 22 (iii) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note; (iv) the Note Register shall be conclusive evidence of the ownership of an Uncertificated Note; (v) each of the Series 2025-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2025-1 Class A-1 Notes shall be cancelled and deregistered by the Registrar; (vi) each of the Uncertificated Notes may be exchanged in its entirety for a Series 2025-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar and the Series 2025-1 Class A-1 Note (in the form of a definitive note) received in such exchange shall be registered in the Note Register by the Registrar. Section 4.2 Issuance of Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes may be offered and sold in the Series 2025-1 Class A-2 Initial Principal Amount on the Series 2025-1 Closing Date by the Master Issuer pursuant to the Series 2025-1 Class A-2 Note Purchase Agreement. The Series 2025-1 Class A-2 Notes will be resold initially only to (A) the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States, to Persons who are QIBs in reliance on Rule 144A and who are not Competitors or Tax-Restricted Affiliates and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S, a “U.S. Person”) in reliance on Regulation S and who are not Competitors or Tax-Restricted Affiliates. The Series 2025-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2025-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2025-1 Class A-2 Notes. The Applicable Procedures shall apply to transfers of beneficial interests in the Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. (a) Rule 144A Global Notes. The Series 2025-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 (Form of Rule 144A Global Series 2025-1 Class A-2-I Note) and Exhibit A-2-2 (Form of Rule 144A Global Series 2025-1 Class A-2-II Note), as applicable, hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 (Issuance of Series 2025-1 Class A-2 Notes) and Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

23 (b) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2025-1 Class A-2 Notes offered and sold on the Series 2025-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-3 (Form of Temporary Regulation S Global Series 2025-1 Class A-2-I Note) and Exhibit A-2-4 (Form of Temporary Regulation S Global Series 2025-1 Class A-2-II Note), as applicable, hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2025-1 Class A-2 Note, such Series 2025-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 (Issuance of Series 2025-1 Class A-2 Notes) and Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-5 (Form of Permanent Regulation S Global Series 2025-1 Class A-2-I Note) and Exhibit A-2-6 (Form of Permanent Regulation S Global Series 2025-1 Class A-2-II Note), as applicable, hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 (Issuance of Series 2025-1 Class A-2 Notes) and Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided. (c) Definitive Notes. The Series 2025-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 (Issuance of Series 2025-1 Class A-2 Notes) and Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement, the “Definitive Notes”) pursuant to Section 2.13 (Definitive Notes) of the Base Indenture and this Section 4.2(c) (Issuance of Series 2025-1 Class A-2 Notes—Definitive Notes) in accordance with their terms and, upon complete exchange thereof, such Series 2025-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office. Section 4.3 Transfer Restrictions of Series 2025-1 Class A-1 Notes. (a) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the holder of any Series 2025-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee 24 program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2025-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2025-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2025-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2025-1 Class A-1 Note Purchase Agreement hereto, then such Series 2025-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2025-1 Class A-1 Advance Note. The Trustee shall be entitled to rely on the Company Order for authentication or registration that the form of any Assignment and Assumption Agreement delivered to it in connection with the transfer is in the form of Exhibit B to the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 Advance Note properly presented for transfer, the Master Issuer shall execute and deliver a Company Order to the Trustee authorizing and directing the cancellation of such Note and the authentication and delivery such new Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2025-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 Advance Note in part, the Master Issuer shall execute and deliver a Company Order to the Trustee authorizing and directing the cancellation of the transferred portion of such Note and the authentication and delivery of such new Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2025-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2025-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2025-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Master Issuer shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance or registration of transferred Series 2025-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2025-1 Class A-1 Advance Note as Series 2025-1 Class A-1 Noteholders. (b) [Reserved]. (c) Subject to the terms of the Indenture and this Series 2025-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2025-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in

25 substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 L/C Note properly presented for transfer, the Master Issuer shall execute and deliver a Company Order to the Trustee authorizing and directing the cancellation of such Note and the authentication and delivery such new Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2025-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 L/C Note in part, the Master Issuer shall execute and deliver a Company Order to the Trustee authorizing and directing the cancellation of the transferred portion of such Note and the authentication and delivery of such new Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2025-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Master Issuer shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee. No transfer of any Series 2025-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance or registration of any transferred Series 2025-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2025-1 Class A-1 L/C Note as a Series 2025-1 Class A-1 Noteholder. (d) Each Series 2025-1 Class A-1 Note (other than any Uncertificated Notes) shall bear the following legend: THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-1 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE) (UNLESS THE MASTER ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE, OR OTHER TRANSFER), AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 15, 2025 BY AND AMONG THE MASTER ISSUER, PLANET FITNESS HOLDINGS, LLC, AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND MORGAN STANLEY BANK, N.A., AS L/C PROVIDER, AND MORGAN STANLEY ASSET FUNDING, INC., AS ADMINISTRATIVE AGENT. 26 The required legend set forth above shall not be removed from the Series 2025-1 Class A-1 Notes except as provided herein. Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes. (a) A Series 2025-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) shall not prohibit any transfer of a Series 2025-1 Class A-2 Note that is issued in exchange for a Series 2025-1 Global Note in accordance with Section 2.8 (Transfer and Exchange) of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2025-1 Global Note effected in accordance with the other provisions of this Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes). (b) The transfer by a Series 2025-1 Note Owner holding a beneficial interest in a Series 2025-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and neither a Competitor nor a Tax-Restricted Affiliate, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. (c) Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes. If a Series 2025-1 Note Owner holding a beneficial interest in a Series 2025-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c) (Transfer Restrictions of Series 2025-1 Class A-2 Notes—Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 (Form of Transfer Certificate for Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes) hereto given by the Series

27 2025-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (d) Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes. If a Series 2025-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d) (Transfer Restrictions of Series 2025-1 Class A-2 Notes—Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 (Form of Transfer Certificate for Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes) hereto given by the Series 2025-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (e) Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note. If a Series 2025-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, 28 only in accordance with the provisions of this Section 4.4(e) (Transfer Restrictions of Series 2025- 1 Class A-2 Notes—Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-4 (Form of Transfer Certificate for Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note) hereto given by such Series 2025-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer. (f) In the event that a Series 2025-1 Global Note or any portion thereof is exchanged for Series 2025-1 Class A-2 Notes other than Series 2025-1 Global Notes, such other Series 2025-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2025-1 Class A-2 Notes that are not Series 2025-1 Global Notes or for a beneficial interest in a Series 2025-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) (Transfer Restrictions of Series 2025- 1 Class A-2 Notes) through Section 4.4(e) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) and Section 4.4(g) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2025-1 Global Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures. (g) Until the termination of the Restricted Period with respect to any Series 2025-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2025- 1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) (Transfer Restrictions of Series

29 2025-1 Class A-2 Notes) shall not prohibit any transfer in accordance with Section 4.4(d) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4 (Transfer Restrictions of Series 2025-1 Class A-2 Notes). (h) The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend: THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. 30 EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE, RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. (i) The Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

31 UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. (j) The Series 2025-1 Global Notes issued in connection with the Series 2025- 1 Class A-2 Notes shall bear the following legend: THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. (k) The required legends set forth above shall not be removed from the applicable Series 2025-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A 32 Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2025- 1 Class A-2 Note or Series 2025-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2025-1 Class A-2 Note as provided above, no other Series 2025-1 Class A- 2 Note issued in exchange for all or any part of such Series 2025-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2025-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon. Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2025-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2025-1 Note as follows: (a) With respect to any sale of Series 2025-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2025-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2025-1 Notes in any such sale will be for its own account or for the account of another QIB. (b) With respect to any sale of Series 2025-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2025-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person. (c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Notes. (d) It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Notes from one or more book- entry depositories. (e) It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications. (f) It will provide to each person to whom it transfers Series 2025-1 Notes notices of any restrictions on transfer of such Series 2025-1 Notes. (g) It understands that (i) the Series 2025-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2025-1 Notes have not been registered under the 1933 Act, (iii) such Series 2025-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor or a Tax-Restricted Affiliate, and (C) outside the United States to a Person who

33 is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or a Tax-Restricted Affiliate and (iv) the purchaser will, and each subsequent holder of a Series 2025-1 Note is required to, notify any subsequent purchaser of a Series 2025-1 Note of the resale restrictions set forth in clause (iii) above. (h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement. (i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement. (j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) (Transfer Restrictions of Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement. (k) Either (i) the purchaser or transferee is neither a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the purchaser’s or transferee’s acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law). (l) If it is using assets of a Plan to acquire or hold the Series 2025-1 Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. (m) It understands that any subsequent transfer of the Series 2025-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2025-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act. (n) It is not a Competitor. (o) It is not a Tax-Restricted Affiliate. 34 Section 4.6 Limitation on Liability. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent, or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. ARTICLE V GENERAL Section 5.1 Information. On or before the third (3rd) Business Day prior to each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2025-1 Notes to the Trustee, each Rating Agency, the Servicer and each Paying Agent, with a copy to the Back-Up Manager, substantially in the form of Exhibit C (Form of Quarterly Noteholders’ Report) hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date: (i) the total amount available to be distributed to Series 2025-1 Noteholders on such Quarterly Payment Date and payment instructions with respect thereto; (ii) the amount of such distribution allocable to the payment of interest on each Class and Tranche of the Series 2025-1 Notes; (iii) the amount of such distribution allocable to the payment of principal of each Class and Tranche of the Series 2025-1 Notes; (iv) the amount of such distribution allocable to the payment of any Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, on each Tranche; (v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2025-1 Class A-1 Noteholders and other holders of Class A-1 Notes; (vi) whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event, Manager Termination Event or Servicer Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date; (vii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

35 (viii) the number of Franchise Stores and Corporate-Owned Stores that are open for business as of the last day of the preceding Quarterly Collection Period; (ix) the amount of Planet Fitness Systemwide Sales as of the related Quarterly Calculation Date; and (x) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period. Any Series 2025-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.3 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture. Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture. Section 5.3 Ratification of Base Indenture. As supplemented by this Series 2025-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2025-1 Supplement shall be read, taken and construed as one and the same instrument. Section 5.4 Certain Notices to the Rating Agencies. The Master Issuer shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series 2025-1 Supplement or any other Related Document. Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 (Duties of the Trustee) of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) (Control Party) of the Base Indenture, at the direction of the Controlling Class Representative). Section 5.6 Counterparts. This Series 2025-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Section 5.7 Governing Law. THIS SERIES 2025-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 5.8 Amendments. This Series 2025-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture. In addition to amendments, modifications or waivers effected in accordance with the Base Indenture, this Series Supplement may be amended or modified, or any of the terms hereof waived in writing by the Master Issuer 36 and the Trustee with the consent of the Investors required pursuant to the Series 2025-1 Class A- 1 Note Purchase Agreement, but without the consent of any other Person if such amendment, modification or waiver is with respect to any of the terms hereof relating to the Series 2025-1 Class A-1 Notes only and not the Series 2025-1 Class A-2 Notes; provided, however, that no such amendment may adversely affect (x) the Trustee, without the Trustee’s prior consent or (y) the Servicer, without the Servicer’s prior consent. Section 5.9 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2025-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Notes that have been replaced or paid) to the Trustee for cancellation (or deregistered, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2025-1 Class A-1 Commitments have been terminated, (iii) the Master Issuer has paid all sums payable hereunder and, without duplication, (iv) with respect to a defeasance of the Series 2025-1 Notes, the conditions set forth in Section 12.1(c) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance) of the Base Indenture have been satisfied with respect to the Series 2025-1 Notes; provided that any provisions of this Series Supplement required for the Series 2025-1 Final Payment to be made shall survive until the Series 2025-1 Final Payment is paid to the Series 2025- 1 Noteholders. Section 5.10 Entire Agreement. This Series 2025-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto. Section 5.11 1934 Act. The Master Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act. Section 5.12 Electronic Signatures and Transmission. (a) For purposes of this Series 2025-1 Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or

37 other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties. (b) Any requirement in the Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. (c) Notwithstanding anything to the contrary in this Series 2025-1 Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process. [Signature Pages Follow] Signature Page to Series 2025-1 Supplement IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2025-1 Securities Intermediary has caused this Series 2025-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above. PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: /s/ Darrell Chichester Name: Darrell Chichester Title: Secretary

Signature Page to Series 2025-1 Supplement CITIBANK, N.A., not in its individual capacity but solely as Trustee and as Series 2025-1 Securities Intermediary By: /s/ Anthony Bausa Name: Anthony Bausa Title: Senior Trust Officer ANNEX A SERIES 2025-1 SUPPLEMENTAL DEFINITIONS LIST “Administrative Agent” means Morgan Stanley Asset Funding, Inc., in its capacity as the administrative agent under the Series 2025-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent”. “Administrative Agent Fees” has the meaning set forth in the Series 2025-1 Class A-1 VFN Fee Letter. “Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2025-1 Class A-1 Note Purchase Agreement. “Agent Members” means members of, or participants in, DTC, or a nominee thereof. “Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit. “Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2025-1 Class A-1 Note Purchase Agreement. “Base Rate” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Base Rate Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Breakage Amount” has the meaning set forth in Section 3.06(c) of the Series 2025-1 Class A-1 Note Purchase Agreement. “Cede” has the meaning set forth in Error! Reference source not found.(a) (Issuance of Series 2025-1 Class A-2 Notes—Rule 144A Global Notes) of this Series Supplement. “Class A-1 Accrued Quarterly Commitment Fee Shortfall” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Class A-1 Notes Commitment Fees Account with respect to the Series 2025-1 Class A-1 Notes on each preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Class A-1 Notes Accrued Quarterly Commitment Fee Amounts for all such preceding Interim Allocation Dates. “Class A-1 Amendment Expenses” means “Amendment Expenses” as defined in, and payable pursuant to, Section 9.05(a)(ii) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Class A-1 Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts: (a) with respect to any SOFR Advance outstanding on such day, the result of (i) the product of (x) the Term SOFR Rate in effect for such day and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus (b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 (or 366, as applicable); plus (c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus (d) with respect to any Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 (or 366, as applicable); plus (e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day. “Class A-1 Estimated Quarterly Commitment Fee” means, with respect to any Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Daily Commitment Fees Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Series 2025-1 Class A-1 Quarterly Commitment Fees Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 3.4(b) of this Series Supplement. “Class A-1 Estimated Quarterly Interest” means, with respect to each Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Class A-1 Daily Interest Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Class A-1 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period, together with additional interest thereon as set forth in Section 3.4(a) of this Series Supplement. “Class A-1 Extension Fees” means the fees payable pursuant to the Series 2025-1 Class A- 1 VFN Fee Letter in connection with the extension of a Commitment Termination Date. “Class A-1 Final Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Senior Notes Accrued Quarterly Interest Amount (Class A-1)” in respect of such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Final Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Interest Adjustment Amount” for such Interest Accrual Period. “Class A-1 Interim Interest Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Senior Notes Accrued Quarterly Interest Amount (Class A-1)” in respect of such Interest Accrual Period. “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Commitment Fee Final Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) below) an amount equal to the sum of: (i) the sum of (A) the product of (1) the Interim Accrual Percentage and (2) the Class A-1 Estimated Quarterly Commitment Fee for such Interest Accrual Period and (B) the Class A-1 Accrued Quarterly Commitment Fee Shortfall for such Interim Allocation Date, until such Class A-1 Estimated Quarterly Commitment Fee, net of any allocated but unpaid negative Commitment Fee Final Adjustment Amount with respect to a prior Interest Accrual Period, shall have been allocated in full; (ii) if such Interim Allocation Date is the sixth (6th) Interim Allocation Date in such Quarterly Collection Period, the Commitment Fee Interim Adjustment Amount, if positive, with respect to such Interest Accrual Period (without duplication of clause (i)); and (iii) if such Interim Allocation Date is the last Interim Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Commitment Fee Final Adjustment Amount, if positive, with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” shall be deemed to be the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount”. “Class A-1 Order of Distribution” means the priorities of distribution set forth in Section 4.02(a) and (b) of the Series 2025-1 Class A-1 Note Purchase Agreement. “Class A-1 Quarterly Commitment Fee Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2025-1 Class A-1 Notes, the Undrawn Commitment Fees due and payable on all such Outstanding Series 2025-1 Class A-1 Notes with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Quarterly Commitment Fee Amount” shall be deemed to be a “Class A-1 Quarterly Commitment Fee Amount”. “Class A-2 Accrued Quarterly Scheduled Principal Amount” means, for each Interim Allocation Date during any Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount for such Interim Allocation Date, until such Quarterly Scheduled Principal Amount shall have been allocated (or prefunded) in full. For purposes of the Base Indenture, the Class A-2 Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”. “Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period, the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Class A-2 Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-2 Accrued Quarterly Scheduled Principal Amount for such immediately preceding Interim Allocation Date. “Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2025-1 Class A-2 Note Rate on the Series 2025-1 Class A-2 Outstanding Principal Amount (excluding, for the avoidance of doubt, Senior Notes Accrued Quarterly Post-ARD Contingent Interest), calculated based on a 360-day year of twelve 30-day months and (ii) the amount of any Class A-2 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 3.5(a) (Series 2025-1 Class A-2 Interest—Series 2025-1 Class A-2 Notes Interest) of this Series 2025-1 Supplement. “Commitments” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Commitment Fee Final Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fee Final Adjustment Amount” shall be deemed to be the “Class A-1 Commitment Fee Adjustment Amount”. “Commitment Fee Interim Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period. “Commitment Termination Date” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2025- 1 Class A-1 Note Purchase Agreement. “Conduit Investors” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement. “CP Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “CP Rate” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Daily Commitment Fees Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day. “Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2025-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2025-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable. “Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable. “Definitive Notes” has the meaning set forth in Section 4.2(c) (Issuance of Series 2025-1 Class A-2 Notes—Definitive Notes) of this Series Supplement. “Depository” means the depository or the custodian specified herein to whom the Notes of a Class of a Series, upon original issuance, may be issued and delivered. “DTC” means The Depository Trust Company and any successor thereto. “Estimated Class A-1 Daily Interest Amount” means (a) for the first Interest Accrual Period, the Class A-1 Daily Interest Amount as of the Series 2025-1 Closing Date and (b) for any other Interest Accrual Period, the Class A-1 Daily Interest Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced. “Estimated Daily Commitment Fees Amount” means (a) for the first Interest Accrual Period, the Daily Commitment Fees Amount as of the Series 2025-1 Closing Date and (b) for any other Interest Accrual Period, the Daily Commitment Fees Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced. “Funding Agent” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Guggenheim Securities, LLC, Morgan Stanley & Co. LLC, Jefferies LLC and ING Financial Markets LLC. “Interim Accrual Percentage” means 20.0%. “Investor” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2025-1 Class A-1 Note Purchase Agreement. “L/C Commitment” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “L/C Issuing Bank” has the meaning set forth in Section 2.07(g) of the Series 2025-1 Class A-1 Note Purchase Agreement. “L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2025-1 Class A-1 Note Purchase Agreement. “L/C Obligations” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A- 1 Note Purchase Agreement. “L/C Provider” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Letter of Credit” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement. “Make-Whole End Date” has the meaning set forth in Section 3.6(e) (Payment of Series 2025-1 Note Principal—Series 2025-1 Class A-2 Make Whole Prepayment Premium Payments) of this Series 2025-1 Supplement. “Mandatory Decrease” has the meaning set forth in Section 2.2(a) of this Series Supplement. “Offering Memorandum” means the offering memorandum for the offering of the Series 2025-1 Class A-2 Notes, dated December 5, 2025, prepared by the Master Issuer. “Outstanding Series 2025-1 Class A-1 Notes” means, with respect to the Series 2025-1 Class A-1 Notes, all Series 2025-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except: (i) Series 2025-1 Class A-1 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (ii) Series 2025-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2025-1 Class A-1 Distribution Account and are available for payment of such Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-1 Commitments with respect to which have terminated; provided that if such Series 2025-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made; (iii) Series 2025-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture; (iv) Series 2025-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2025-1 Class A-1 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2025-1 Class A-1 Notes are held by a holder in due course or protected purchaser; and (v) Series 2025-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2025-1 Class A-1 Notes have been issued as provided in the Indenture. “Outstanding Series 2025-1 Class A-2 Notes” means, all Series 2025-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except: (i) Series 2025-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (ii) Series 2025-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2025-1 Class A-2 Distribution Account and are available for payment of such Series 2025-1 Class A-2 Notes; provided that if such Series 2025-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made; (iii) Series 2025-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 (Termination of the Master Issuer’s and Guarantors’ Obligations) of the Base Indenture; (iv) Series 2025-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2025-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2025-1 Class A-2 Notes are held by a holder in due course or protected purchaser; and (v) Series 2025-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2025-1 Class A-2 Notes have been issued as provided in the Indenture; provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2025-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2025-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2025-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2025-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2025-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2025-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2025-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority. “Outstanding Series 2025-1 Notes” means, collectively, all Outstanding Series 2025-1 Class A-1 Notes and all Outstanding Series 2025-1 Class A-2 Notes. “Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b) (Issuance of Series 2025-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of this Series 2025-1 Supplement. “Prepayment Notice” has the meaning set forth in Section 3.6(g) (Payment of Series 2025- 1 Note Principal—Notices of Optional Prepayments) of this Series 2025-1 Supplement. “Prepayment Record Date” means, with respect to the date of any Series 2025-1 Prepayment, the Business Day prior to the date of such Series 2025-1 Prepayment. “Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date, (i) with respect to the Series 2025-1 Class A-2-I Notes, $1,000,000 and (ii) with respect to the Series 2025-1 Class A-2-II Notes, $875,000. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”. “Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination. For purposes of the Base Indenture, the “Quarterly Scheduled Principal Deficiency Amount” shall be deemed to be a “Senior Notes Quarterly Scheduled Principal Deficiency Amount”. “QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A. “Rating Agencies” means any of S&P, KBRA and any successor or successors thereto. Solely in respect of the Series 2025-1 Class A-2 Notes, in the event that at any time the rating agencies rating the Series 2025-1 A-2 Notes do not include S&P and/or KBRA, references to rating categories of S&P and/or KBRA in this Series 2025-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2025-1 A-2 Notes as of the most recent date on which such other rating agency and S&P and/or KBRA published ratings for the type of security in respect of which such alternative rating agency is used. “Regulation S” means Regulation S promulgated under the 1933 Act. “Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes. “Restricted Period” means, with respect to any Series 2025-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2025-1 Closing Date and ending on the 40th day after the Series 2025-1 Closing Date. “Rule 144A” means Rule 144A promulgated under the 1933 Act. “Rule 144A Global Notes” has the meaning set forth in Section 4.2(a) (Issuance of Series 2025-1 Class A-2 Notes—Rule 144A Global Notes) of this Series 2025-1 Supplement. “Senior Notes Accrued Quarterly Interest Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Class A-1 Final Interest Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) of “Senior Notes Accrued Quarterly Interest Amount (Class A-1)”), an amount equal to the sum of Senior Notes Accrued Quarterly Interest Amount (Class A-1) and Senior Notes Accrued Quarterly Interest Amount (Class A-2) for such Interim Allocation Date. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”. “Senior Notes Accrued Quarterly Interest Amount (Class A-1)” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Class A-1 Final Interest Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) below), an amount equal to the sum of: (i) the sum of (A) the product of (1) the Interim Accrual Percentage and (2) the Class A-1 Estimated Quarterly Interest for such Interest Accrual Period and (B) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-1) for such Interim Allocation Date, until such Class A-1 Estimated Quarterly Interest, net of any allocated but unpaid negative Class A-1 Final Interest Adjustment Amount with respect to a prior Interest Accrual Period, shall have been allocated in full; (ii) if such Interim Allocation Date is the sixth (6th) Interim Allocation Date in such Quarterly Collection Period, the Class A-1 Interim Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period (without duplication of clause (i)); and (iii) if such Interim Allocation Date is the last Interim Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Class A-1 Final Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period. “Senior Notes Accrued Quarterly Interest Amount (Class A-2)” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period, an amount equal to the sum of: (i) the product of (1) the Interim Accrual Percentage and (2) the expected Class A-2 Quarterly Interest for such Interest Accrual Period and (ii) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for such Interim Allocation Date, until such expected Class A-2 Quarterly Interest shall have been allocated in full. “Senior Notes Accrued Quarterly Interest Shortfall (Class A-1)” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to Senior Notes Accrued Quarterly Interest Amount (Class A-1) on each preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount (Class A-1) for all such preceding Interim Allocation Dates. “Senior Notes Accrued Quarterly Interest Shortfall (Class A-2)” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes Accrued Quarterly Interest Amount (Class A-2) on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Interest Amount (Class A-2) for such immediately preceding Interim Allocation Date. “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the aggregate of each interest amount designated hereunder as a “Senior Notes Quarterly Post-ARD Contingent Interest Amount” for purposes of the Base Indenture (collectively, the “Designated SNQPCIA”) due on the Quarterly Payment Date in the next Quarterly Collection Period and (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall for such Interim Allocation Date, until such Designated SNQPCIA shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount”. “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Post-ARD Contingent Interest Account with respect to the Series 2025-1 Notes on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount for such immediately preceding Interim Allocation Date. “Series 2025-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) (Payment of Series 2025-1 Note Principal—Series 2025-1 Anticipated Repayment Date) of this Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”. “Series 2025-1 Class A-1 Administrative Expenses” means, for any Interim Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2025-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses”. “Series 2025-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2025-1 Class A-1 Note Purchase Agreement. “Series 2025-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement. “Series 2025-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A. “Series 2025-1 Class A-1 Breakage Amount” has the meaning set forth under the “Breakage Amount” in this Annex A. “Series 2025-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A. “Series 2025-1 Class A-1 Commitment Term” has the meaning set forth in under “Commitment Term” in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Series 2025-1 Class A-1 Distribution Account” means account no. 14679600 entitled “Planet Fitness Master Issuer LLC, Series 2025-1 – Series 2025-1 Class A-1 Distribution Account” established with the Trustee in the name of the Master Issuer subject to the lien of the Trustee pursuant to Section 3.7(a) of this Series Supplement or any successor securities account maintained pursuant to Section 3.7(a) of this Series Supplement. “Series 2025-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of this Series Supplement. “Series 2025-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2025-1 Class A-1 Outstanding Principal Amount exceeds the Series 2025-1 Class A-1 Notes Maximum Principal Amount. “Series 2025-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of this Series Supplement. “Series 2025-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Initial Advances made on the Series 2025-1 Closing Date pursuant to Section 2.1(a) of this Series Supplement, which is $0.

“Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement, which is $0. “Series 2025-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A. “Series 2025-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement. “Series 2025-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A. “Series 2025-1 Class A-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in December 2055. “Series 2025-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of December 15, 2025, by and among the Master Issuer, the Guarantors, the Manager, the Series 2025-1 Class A-1 Investors, the Series 2025-1 Class A-1 Noteholders and Morgan Stanley Asset Funding, Inc., as administrative agent thereunder, pursuant to which the Series 2025-1 Class A-1 Noteholders have agreed to purchase the Series 2025-1 Class A-1 Notes from the Master Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement”. “Series 2025-1 Class A-1 Note Rate” means, for any day, (a) with respect to any portion of the Series 2025-1 Class A-1 Outstanding Principal Amount as of such day, the CP Rate, the Term SOFR Rate or the Base Rate, as applicable thereto pursuant to the Series 2025-1 Class A-1 Note Purchase Agreement for such day, and (b) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2025-1 Class A-1 Note Rate, the Base Rate in effect for such day. “Series 2025-1 Class A-1 Noteholder” means the Person in whose name a Series 2025-1 Class A-1 Note is registered in the Note Register. “Series 2025-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement. “Series 2025-1 Class A-1 Notes Amortization Event” means that the Outstanding Principal Amount of the Series 2025-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2025-1 Class A-1 Notes Renewal Date. For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event”. “Series 2025-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2025-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2025-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period”. “Series 2025-1 Class A-1 Notes Maximum Principal Amount” means $75,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Series 2025-1 Class A-1 Notes Renewal Date” means (i) the Quarterly Payment Date in December 2028, (ii) if the date in clause (i) is extended at such time to the Quarterly Payment Date in December 2029, the Quarterly Payment Date in December 2029, and (iii) if the date in clause (ii) is extended at such time to the Quarterly Payment Date in December 2030, the Quarterly Payment Date in December 2030, in each case pursuant to Section 3.6(b) of this Series Supplement. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”. “Series 2025-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2025-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of this Series Supplement resulting from Series 2025-1 Class A-1 Advances made on or prior to such date and after the Series 2025-1 Closing Date plus (d) any Series 2025-1 Class A-1 Outstanding Subfacility Amount on such date; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”. “Series 2025-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2025-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or the Series 2025-1 Supplement). “Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of this Series Supplement. “Series 2025-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest Amount” means, for any Interest Accrual Period commencing on or after the Series 2025-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, Series 2025-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest Amount shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.

“Series 2025-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2025-1 Class A-1 L/C Note is registered in the Note Register. “Series 2025-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2025-1 Closing Date, by and among the Master Issuer, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof. “Series 2025-1 Class A-2 Distribution Account” means account no. 14679700 entitled “Planet Fitness Master Issuer LLC, Series 2025-1 – Series 2025-1 Class A-2 Distribution Account” established with the Trustee in the name of the Master Issuer subject to the lien of the Trustee pursuant to Section 3.8(a) (Series 2025-1 Class A-2 Distribution Account—Establishment of Series 2025-1 Class A-2 Distribution Account) of this Series 2025-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) (Series 2025-1 Class A-2 Distribution Account—Establishment of Series 2025-1 Class A-2 Distribution Account) of this Series 2025-1 Supplement. “Series 2025-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) (Series 2025-1 Class A-2 Distribution Account—Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes) of this Series 2025-1 Supplement. “Series 2025-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-2 Notes, which is $750,000,000. “Series 2025-1 Class A-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in December 2055. “Series 2025-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) (Payment of Series 2025-1 Note Principal—Notices of Optional Prepayments) of this Series 2025-1 Supplement. “Series 2025-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2025-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2025-1 Class A-2 Prepayment occurs prior to the relevant Make-Whole End Date with respect to the applicable Tranche (i) the discounted present value as of the relevant Series 2025-1 Class A-2 Make-Whole Premium Calculation Date of all future installments of interest on (excluding any interest required to be paid on the applicable Series 2025-1 Class A-2 Prepayment Date) and principal of such Tranche (or portion thereof) being prepaid that the Master Issuer would otherwise be required to pay on such Tranche (or such portion thereof to be prepaid) from the applicable Series 2025-1 Class A-2 Prepayment Date to and including the Make-Whole End Date with respect to such Tranche, assuming that (x) principal payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, prepayments funded by Indemnification Amounts, Asset Disposition Proceeds and Insurance/Condemnation Proceeds, and cancellations of repurchased Notes prior to the date of such repayment), (y) Quarterly Scheduled Principal Amounts (or ratable amounts thereof based on the principal of such Tranche (or portion thereof) being prepaid) are to be made with respect to such Tranche (or portion thereof to be prepaid) on each Quarterly Payment Date prior to such Make-Whole End Date and (z) the entire remaining unpaid principal amount of such Tranche (or portion thereof) is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount of such Tranche (or portion thereof) being prepaid or (B) if such Series 2025-1 Class A-2 Prepayment occurs on or after the Make-Whole End Date with respect to the applicable Tranche, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond- equivalent basis), on the Series 2025-1 Class A-2 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2025-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments. “Series 2025-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of December 5, 2025, by and among Guggenheim Securities, LLC, on behalf of itself and as representative of the Initial Purchasers, the Master Issuer, the Guarantors, the Manager, Planet Fitness, Inc., Planet Intermediate, LLC and Pla-Fit Holdings, LLC as amended, supplemented or otherwise modified from time to time. “Series 2025-1 Class A-2 Note Rate” means (i) with respect to the Series 2025-1 Class A- 2-I Notes, the Series 2025-1 Class A-2-I Note Rate and (ii) with respect to the Series 2025-1 Class A-2-II Notes, the Series 2025-1 Class A-2-II Note Rate. “Series 2025-1 Class A-2 Noteholder” means the Person in whose name a Series 2025-1 Class A-2 Note is registered in the Note Register. “Series 2025-1 Class A-2 Notes” has the meaning specified in “Designation” of this Series 2025-1 Supplement. “Series 2025-1 Class A-2-I Note Rate” means 5.274% per annum. “Series 2025-1 Class A-2-II Note Rate” means 5.649% per annum. “Series 2025-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2025-1 Class A-2 Noteholders with respect to Series 2025-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”. “Series 2025-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) (Payment of Series 2025-1 Note Principal—Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Prepayment Date” means the date on which any prepayment on the Series 2025-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i) (Payment of Series 2025- 1 Note Principal—Series 2025-1 Mandatory Payments of Principal), Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes), or Section 3.6(j) (Payment of Series 2025-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series Supplement, which shall be, with respect to any Series 2025-1 Class A-2 Prepayment pursuant to Section 3.6(f) (Payment of Series 2025-1 Note Principal—Optional Prepayment of Series 2025-1 Class A-2 Notes) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any other Series 2025-1 Class A-2 Prepayment, the applicable Quarterly Payment Date. “Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) (Series 2025-1 Class A-2 Interest—Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest—Post-ARD Contingent Interest) of this Series 2025-1 Supplement. For purposes of the Base Indenture, Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”. “Series 2025-1 Closing Date” means December 15, 2025. For purposes of the Base Indenture, the Series 2025-1 Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2025-1 Notes. “Series 2025-1 Distribution Accounts” means, collectively, the Series 2025-1 Class A-1 Distribution Account and the Series 2025-1 Class A-2 Distribution Account. For purposes of the Base Indenture, the Series 2025-1 Distribution Accounts shall be deemed to be “Series Distribution Accounts”. “Series 2025-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2025-1 Class A-1 Commitments. “Series 2025-1 Final Payment Date” means the date on which the Series 2025-1 Final Payment is made. “Series 2025-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of this Series Supplement. “Series 2025-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes. “Series 2025-1 Ineligible Account” has the meaning set forth in Section 3.11 (Replacement of Ineligible Accounts) of this Series 2025-1 Supplement. “Series 2025-1 Legal Final Maturity Date” means, (i) with respect to the Series 2025-1 Class A-1 Notes, the Series 2025-1 Class A-1 Legal Final Maturity Date and (ii) with respect to the Series 2025-1 Class A-2 Notes, the Series 2025-1 Class A-2 Legal Final Maturity Date. For purposes of the Base Indenture, the “Series 2025-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”. “Series 2025-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date if (i) the Holdco Leverage Ratio is less than or equal to 5.50x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series 2025-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”. “Series 2025-1 Note Owner” means, with respect to a Series 2025-1 Note that is a Book- Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency). “Series 2025-1 Noteholders” means, collectively, the Series 2025-1 Class A-1 Noteholders and the Series 2025-1 Class A-2 Noteholders. “Series 2025-1 Notes” has the meaning set forth in “Designation” in this Series 2025-1 Supplement. “Series 2025-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2025-1 Class A-1 Outstanding Principal Amount, plus the Series 2025-1 Class A-2 Outstanding Principal Amount. “Series 2025-1 Prepayment” means a Series 2025-1 Class A-2 Prepayment or any other prepayment in respect of the Series 2025-1 Class A-1 Notes pursuant to Section 3.6(d)(ii) (Payment of Series 2025-1 Note Principal—Series 2025-1 Notes Mandatory Payments of Principal) and Section 3.6(j) (Payment of Series 2025-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series 2025-1 Supplement. “Series 2025-1 Prepayment Amount” means the aggregate principal amount of the Series 2025-1 Notes to be prepaid on any Series 2025-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date. “Series 2025-1 Prepayment Date” means a Series 2025-1 Class A-2 Prepayment Date or the date on which any prepayment on the Series 2025-1 Class A-1 Notes is made pursuant to Section 3.6(d)(ii) (Payment of Series 2025-1 Note Principal—Series 2025-1 Mandatory Payments of Principal) of this Series Supplement, which shall be, with respect to any Series 2025-1 Class A-2 Prepayment, the date set forth in the definition of “Series 2025-1 Class A-2 Prepayment Date”, and, with respect to any other Series 2025-1 Prepayment, the applicable Quarterly Payment Date. “Series 2025-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) (Trustee as Securities Intermediary) of this Series 2025-1 Supplement.

“Series 2025-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of this Series Supplement. “Series 2025-1 Senior Notes” means, collectively, the Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-2 Notes. “Series 2025-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Senior Notes Accrued Quarterly Interest Amounts with respect to the related Quarterly Collection Period (assuming that each of the Senior Notes Accrued Quarterly Interest Shortfall (Class A-1), the Class A-1 Interim Interest Adjustment Amount and the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for each applicable Interim Allocation Date were equal to zero) net of any allocated but unpaid negative Class A-1 Final Interest Adjustment Amount with respect to all such amounts are paid when due, and as adjusted with respect to any estimates used in connection with the accrual of interest on the Series 2025-1 Class A-1 Notes for the related Interest Accrual Period. While not otherwise used herein, for purposes of the Base Indenture, the “Series 2025-1 Senior Notes Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”. “Series 2025-1 Supplement” means this Series 2025-1 Supplement, dated as of the Series 2025-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2025-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time. “Series 2025-1 Supplemental Definitions List” has the meaning set forth in Article I (Definitions). “SOFR Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A- 1 Note Purchase Agreement. “Subfacility Decrease” has the meaning set forth in Section 2.2(d) of this Series Supplement. “Subfacility Increase” has the meaning set forth in Section 2.1(b) of this Series Supplement. “Tax-Restricted Affiliate” means any Person that, directly or indirectly, owns or has any plan or intention to own (or, to its knowledge, is related, within the meaning of Treasury Regulations Section 1.752-4(b), to a Person that, directly or indirectly, owns or has any plan or intention to own) Equity Interests of the Master Issuer or the Manager unless such Person owns (or will own) such Equity Interests indirectly by way of (i) a direct or indirect Equity Interest in Holdco or (ii) the direct or indirect ownership of less than 80% of the Equity Interests of an entity that is a corporation for U.S. federal income tax purposes and that in turn owns a direct or indirect Equity Interest of the Manager. “Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) (Issuance of Series 2025-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of this Series 2025-1 Supplement. “Term SOFR Rate” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Tranche” means (i) the Series 2025-1 Class A-2-I Notes and (ii) the Series 2025-1 Class A-2-II Notes, each of which is hereby designated as a “Tranche” of the Series 2025-1 Class A-2 Notes for purposes of the Base Indenture. “Uncertificated Note” means any Note issued in uncertificated, fully registered form evidenced by entry in the Note Register. “Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2025- 1 Class A-1 Note Purchase Agreement. “Undrawn L/C Face Amounts” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “Unreimbursed L/C Drawings” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. “U.S. Person” has the meaning set forth in Section 4.2 (Issuance of Series 2025-1 Class A- 2 Notes) of this Series Supplement. “Voluntary Decrease” has the meaning set forth in Section 2.2(b) of this Series Supplement.

A-1-1-59 EXHIBIT A-1-1 FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE) (UNLESS THE MASTER ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE, OR OTHER TRANSFER), AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 15, 2025 BY AND AMONG THE MASTER ISSUER, PLANET FITNESS HOLDINGS, LLC, AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND MORGAN STANLEY BANK, N.A., AS L/C PROVIDER AND MORGAN STANLEY ASSET FUNDING, INC. AS ADMINISTRATIVE AGENT. A-1-1-60 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. REGISTERED No. R-A-[ ] up to $[ ] SEE REVERSE FOR CERTAIN CONDITIONS PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to [ ] or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Series 2025-1 Class A-1 Note Documents. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-1 Legal Final Maturity Date”). Pursuant to the Series 2025-1 Class A-1 Note Documents, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Class A- 1 Legal Final Maturity Date as described in the Indenture. The Master Issuer will pay interest on this Series 2025-1 Class A-1 Advance Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Series 2025-1 Class A-1 Note Documents. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on June 5, 2026 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Series 2025-1 Class A-1 Note Documents. In addition, under the circumstances set forth in the Series 2025-1 Class A-1 Note Documents, the Master Issuer shall also pay contingent interest on this Note at the Series 2025-1 Class A-1 Post- Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall

A-1-1-61 be payable in the amounts and at the times set forth in the Series 2025-1 Class A-1 Note Documents. In addition to and not in limitation of the foregoing and the provisions of the Series 2025-1 Class A-1 Note Documents, the Master Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Series 2025-1 Class A-1 Note Documents. The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date and amount of each Increase and Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Master Issuer in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount. The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Series 2025-1 Class A-1 Note Documents. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Series 2025-1 Class A-1 Note Documents are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Series 2025-1 Class A-1 Note Documents and reference is made to the Series 2025-1 Class A- 1 Note Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Series 2025-1 Class A-1 Note Documents may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2025-1 Class A-1 Note Documents. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Series 2025-1 Class A-1 Note Documents. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under A-1-1-62 the Series 2025-1 Class A-1 Note Documents referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-1-63 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title: A-1-1-64 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-1 Advance Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-1-65 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Master Issuer designated as its Series 2025-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 Advance Notes (herein called the “Series 2025-1 Class A-1 Advance Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee, and Citibank, N.A., as series 2025-1 securities intermediary and (iii) the Series 2025-1 Class A-1 Note Purchase Agreement, dated as of December 15, 2025 (the “Series 2025-1 Class A-1 Note Purchase Agreement”) by and among the Master Issuer, the Guarantors, the Manager, the Investors party thereto, the Series 2025-1 Class A-1 Noteholders party thereto and Morgan Stanley Asset Funding, Inc., as administrative agent. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture” and the Indenture together with the Series 2025- 1 Class A-1 Note Purchase Agreement are referred to herein collectively as the “Series 2025-1 Class A-1 Note Documents”. The Series 2025-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Series 2025-1 Class A-1 Note Documents, each as may be supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the applicable Series 2025-1 Class A-1 Note Document, as so supplemented, modified or amended. The Series 2025-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. As provided for in the Series 2025-1 Class A-1 Note Documents, the Series 2025- 1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Series 2025-1 Class A-1 Note Documents. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2025-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2025-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders. Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Series 2025-1 Class A-1 Note Documents shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. A-1-1-66 Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-1 Advance Notes at the rates set forth in the Series 2025-1 Class A-1 Note Documents. The interest and contingent interest, if any, will be computed on the basis set forth in the Series 2025- 1 Class A-1 Note Documents. Amounts payable on the Series 2025-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Series 2025-1 Class A-1 Note Documents. Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Series 2025-1 Class A- 1 Note Documents. Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the Series 2025- 1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Series 2025-1 Class A-1 Note Documents that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Series 2025-1 Class A-1 Note Documents, such Series

A-1-1-67 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Series 2025-1 Class A-1 Note Documents or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-1 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law). The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. A-1-1-68 The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Series 2025-1 Class A-1 Note Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Series 2025-1 Class A-1 Note Documents and no provision of this Note or of the Series 2025-1 Class A-1 Note Documents shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-1-69 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever. A-1-1-70 INCREASES AND DECREASES Date Unpaid Principal Amount Increase Decrease Total Series 2025-1 Class A-1 Note Rate Interest Accrual Period (if applicable) Notation Made By

A-1-2-1 EXHIBIT A-1-2 FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE) (UNLESS THE MASTER ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE, OR OTHER TRANSFER), AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 15, 2025 BY AND AMONG THE MASTER ISSUER, PLANET FITNESS HOLDINGS, LLC, AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND MORGAN STANLEY BANK, N.A., AS L/C PROVIDER AND MORGAN STANLEY ASSET FUNDING, INC. AS ADMINISTRATIVE AGENT. A-1-2-2 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2025-1 CLASS A-1 NOTE DOCUMENTS AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. REGISTERED No. R-L-[ ] up to $[ ] SEE REVERSE FOR CERTAIN CONDITIONS PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to [ ] or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Series 2025-1 Class A-1 Note Documents. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2025-1 Class A-1 Note Documents, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Class A-1 Legal Final Maturity Date as described in the Indenture. The Master Issuer will pay (i) interest on this Series 2025-1 Class A-1 L/C Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate and (ii) the L/C Quarterly Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Series 2025-1 Class A-1 Note Documents. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on June 5, 2026 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue

A-1-2-3 164382201_18 for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Series 2025- 1 Class A-1 Note Documents. In addition, under the circumstances set forth in the Series 2025-1 Class A-1 Note Documents, the Master Issuer shall also pay contingent interest and fees on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Series 2025-1 Class A-1 Note Documents. In addition to and not in limitation of the foregoing and the provisions of the Series 2025-1 Class A-1 Note Documents, the Master Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Series 2025-1 Class A-1 Note Documents. The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Master Issuer in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount. The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Series 2025-1 Class A-1 Note Documents. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Series 2025-1 Class A-1 Note Documents are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Series 2025-1 Class A-1 Note Documents and reference is made to the Series 2025-1 Class A- 1 Note Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Series 2025-1 Class A-1 Note Documents may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Series 2025-1 A-1-2-4 164382201_18 Class A-1 Note Documents. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Series 2025-1 Class A-1 Note Documents. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Series 2025-1 Class A-1 Note Documents referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-2-5 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title: A-1-2-6 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-1 L/C Notes issued under the within-mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-2-7 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Master Issuer designated as its Series 2025-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 L/C Notes (herein called the “Series 2025-1 Class A-1 L/C Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary and (iii) the Series 2025-1 Class A-1 Note Purchase Agreement, dated as of December 15, 2025 (the “Series 2025-1 Class A-1 Note Purchase Agreement”) by and among the Master Issuer, the Guarantors, the Manager, the Investors party thereto, the Series 2025-1 Class A-1 Noteholders party thereto and Morgan Stanley Asset Funding, Inc., as administrative agent. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture” and the Indenture, together with the Series 2025-1 Class A-1 Note Purchase Agreement are referred to herein collectively as the “Series 2025-1 Class A-1 Note Documents”. All terms used in this Note that are defined in the Series 2025-1 Class A-1 Note Documents, each as may be supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the applicable Series 2025-1 Class A-1 Note Document, as so supplemented, modified or amended. The Series 2025-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2025-1 Class A- 1 Note Documents and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Series 2025-1 Class A-1 Note Documents, the Series 2025-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Series 2025-1 Class A-1 Note Documents. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2025-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025- 1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2025-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders. Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Series 2025-1 Class A-1-2-8 164382201_18 A-1 Note Documents shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest, fees and contingent interest, if any, will each accrue on the Series 2025-1 Class A-1 L/C Notes at the rates set forth in the Series 2025-1 Class A-1 Note Documents. The interest, fees and contingent interest, if any, will be computed on the basis set forth in the Series 2025-1 Class A-1 Note Documents. Amounts payable on the Series 2025-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Series 2025-1 Class A-1 Note Documents. Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Series 2025-1 Class A- 1 Note Documents. Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the Series 2025- 1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor

A-1-2-9 164382201_18 may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Series 2025-1 Class A-1 Note Documents that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Series 2025-1 Class A-1 Note Documents, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Series 2025-1 Class A-1 Note Documents or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-1 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section A-1-2-10 164382201_18 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law). The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Series 2025-1 Class A-1 Note Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Series 2025-1 Class A-1 Note Documents and no provision of this Note or of the Series 2025-1 Class A-1 Note Documents shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-2-11 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever. A-1-2-12 164382201_18 INCREASES AND DECREASES Date Unpaid Principal Amount Subfacility Increase Subfacility Decrease Total Series 2025-1 Class A-1 Note Rate Interest Accrual Period (if applicable) Notation Made By

A-1-2-13 164382201_18 Date Unpaid Principal Amount Subfacility Increase Subfacility Decrease Total Series 2025-1 Class A-1 Note Rate Interest Accrual Period (if applicable) Notation Made By A-2-1-1 164382201_18 EXHIBIT A-2-1 THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX- RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE

A-2-1-2 164382201_18 WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE, OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS A-2-1-3 164382201_18 NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1-4 164382201_18 EXHIBIT A-2-1 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-I NOTE No. R- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.274% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2025-1 Class A-2-I Note (this “Note”) at the Series 2025-1 Class A-2-I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then- current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-I Quarterly A-2-1-5 164382201_18 Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-2-1-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title: A-2-1-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-2-1-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Master Issuer designated as its Series 2025-1 5.274% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the holders of Series 2025-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series A-2-1-9 164382201_18 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-I Notes, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note

A-2-1-10 164382201_18 (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A-2-I Notes and upon all future holders of Series 2025-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. A-2-1-11 164382201_18 The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-2-1-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever. A-2-1-13 164382201_18 SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-I NOTE The initial principal balance of this Rule 144A Global Series 2025-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2025-1 Class A-2-I Note for an interest in a corresponding Temporary Regulation S Global Series 2025-1 Class A-2-I Note or a Permanent Regulation S Global Series 2025-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-2-2-1 164382201_18 EXHIBIT A-2-2 THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX- RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND A-2-2-2 164382201_18 AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE

A-2-2-3 164382201_18 REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. A-2-2-4 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-II NOTE No. R- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.649% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2025-1 Class A-2-II Note (this “Note”) at the Series 2025-1 Class A-2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then- current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

A-2-2-5 164382201_18 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank] A-2-2-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-2-2-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory A-2-2-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Master Issuer designated as its Series 2025-1 5.649% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the holders of Series 2025-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-2-9 164382201_18 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-II Notes, by acceptance of a Series 2025-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. A-2-2-10 164382201_18 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A- 2-II Notes and upon all future holders of Series 2025-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-2-2-11 164382201_18 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank] A-2-2-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-2-13 164382201_18 SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2025-1 CLASS A-2-II NOTE The initial principal balance of this Rule 144A Global Series 2025-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Temporary Regulation S Global Series 2025-1 Class A-2-II Note or a Permanent Regulation S Global Series 2025-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar A-2-3-1 164382201_18 EXHIBIT A-2-3 THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE

A-2-3-2 164382201_18 WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE A-2-3-3 164382201_18 ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-3-4 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE No. S-[__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.274% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2025-1 Class A-2-I Note (this “Note”) at the Series 2025-1 Class A-2- I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-I Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. A-2-3-5 164382201_18 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-2-3-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title: A-2-3-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-2-3-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Master Issuer designated as its Series 2025-1 5.274% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the holders of Series 2025-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. A-2-3-9 164382201_18 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-I Notes, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-2-3-10 164382201_18 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A-2-I Notes and upon all future holders of Series 2025-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles A-2-3-11 164382201_18 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-2-3-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever. A-2-3-13 164382201_18 SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE The initial principal balance of this Temporary Regulation S Global Series 2025-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2025-1 Class A-2-I Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2-I Note or a Permanent Regulation S Global Series 2025-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-2-4-1 164382201_18 EXHIBIT A-2-4 THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND A-2-4-2 164382201_18 AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER,

A-2-4-3 164382201_18 AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. A-2-4-4 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE No. S-[__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.649% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2025-1 Class A-2-II Note (this “Note”) at the Series 2025-1 Class A- 2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-2-4-5 164382201_18 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank] A-2-4-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-2-4-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory A-2-4-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Master Issuer designated as its Series 2025-1 5.649% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the holders of Series 2025-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-4-9 164382201_18 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-II Notes, by acceptance of a Series 2025-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. A-2-4-10 164382201_18 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A- 2-II Notes and upon all future holders of Series 2025-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non- exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-2-4-11 164382201_18 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank] A-2-4-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-4-13 164382201_18 SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE The initial principal balance of this Temporary Regulation S Global Series 2025-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2-II Note or a Permanent Regulation S Global Series 2025-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar A-2-5-1 164382201_18 EXHIBIT A-2-5 THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING

A-2-5-2 164382201_18 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED A-2-5-3 164382201_18 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-5-4 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE No. U- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.274% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2025-1 Class A-2-I Note (this “Note”) at the Series 2025-1 Class A-2- I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-I Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and A-2-5-5 164382201_18 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-2-5-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title: A-2-5-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-2-5-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Master Issuer designated as its Series 2025-1 5.274% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025 and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the holders of Series 2025-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. A-2-5-9 164382201_18 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-I Notes, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-2-5-10 164382201_18 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holder of Series 2025-1 Class A-2-I Notes and upon all future holders of Series 2025-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles A-2-5-11 164382201_18 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-2-5-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever. A-2-5-13 164382201_18 SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE The initial principal balance of this Permanent Regulation S Global Series 2025-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2025-1 Class A-2-I Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-2-6-1 164382201_18 EXHIBIT A-2-6 THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING A-2-6-2 164382201_18 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-2-6-3 164382201_18 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. A-2-6-4 164382201_18 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE No. U- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 5.649% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Class A-2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2025-1 Class A-2-II Note (this “Note”) at the Series 2025-1 Class A- 2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in June 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding June 5, 2026 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2025-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-2-6-5 164382201_18 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank] A-2-6-6 164382201_18 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-2-6-7 164382201_18 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory A-2-6-8 164382201_18 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Master Issuer designated as its Series 2025-1 5.649% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025 and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the holders of Series 205-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-6-9 164382201_18 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2025-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2025-1 Class A-2-II Notes, by acceptance of a Series 2025-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2025-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. A-2-6-10 164382201_18 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holder of Series 2025-1 Class A-2- II Notes and upon all future holders of Series 2025-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-2-6-11 164382201_18 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank] A-2-6-12 164382201_18 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-6-13 164382201_18 SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE The initial principal balance of this Permanent Regulation S Global Series 2025-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar B-1-1 164382201_18 EXHIBIT B-1 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF SERIES 2025-1 CLASS A-1 NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window - Planet Fitness Master Issuer LLC Re: Planet Fitness Master Issuer LLC Series 2025-1 Variable Funding Senior Notes, Class A- 1 Subclass: Series 2025-1 Class A-1 [Advance] [L/C] Notes (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2025-1 Class A-1 Note Purchase Agreement, as applicable. This certificate relates to U.S. $[ ] aggregate principal amount of Notes registered in the name of [ ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [ ] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer and the Trustee that either it is the Master Issuer or an Affiliate of the Master Issuer, or: 1. the Transferee has had an opportunity to discuss the Master Issuer’s and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Master Issuer and the Manager and their respective representatives;

B-1-2 164382201_18 2. the Transferee is a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-1 Class A-1 Notes; 3. the Transferee is purchasing the Series 2025-1 Class A-1 Notes for its own account, or for the account of one or more “qualified institutional buyers” within the meaning of Rule 144A under the 1933 Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution in violation of the 1933 Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the 1933 Act, or the rules and regulations promulgated thereunder, with respect to the Series 2025- 1 Class A-1 Notes; 4. the Transferee understands that (i) the Series 2025-1 Class A-1 Notes have not been and will not be registered or qualified under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel on the foregoing shall have been delivered in advance to the Master Issuer, (ii) the Master Issuer is not required to register the Series 2025-1 Class A-1 Notes under the 1933 Act or any applicable state securities laws or the securities laws of any state of the United States or any other jurisdiction, (iii) any transferee must meet the criteria described in paragraph (2) above and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2025-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2025-1 Class A-1 Note Purchase Agreement; 5. the Transferee will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2025-1 Class A-1 Notes; 6. the Transferee understands that the Series 2025-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-1 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend; 7. the Transferee will obtain for the benefit of the Master Issuer from any purchaser of the Series 2025-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; 8. the Transferee is not a Competitor; 9. either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction B-1-3 164382201_18 under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law); and 10. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-1-4 164382201_18 [Name of Transferee] By: Name: Title: Dated: , Taxpayer Identification Number: Address for Notices: Wire Instructions for Payments: Bank: Address: Bank ABA #: Tel: Account No.: FAO: Attn.: Attention: Registered Name (if Nominee): cc: Planet Fitness Master Issuer LLC [Address] Attention: [insert] B-2-1 164382201_18 EXHIBIT B-2 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: Planet Fitness Master Issuer LLC $[ ] Series 2025-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated December 5, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

B-2-2 164382201_18 1. at the time the buy order for such Series 2025-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person; 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 4. the Transferee is not a U.S. person (as defined in Regulation S); 5. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be; 6. the Transferee is acquiring the Series 2025-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Notes; 8. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Notes from one or more book-entry depositories; 9. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications; 10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Notes; 11. the Transferee is not a Competitor; 12. the Transferee is not a Tax-Restricted Affiliate; 13. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Notes (or B-2-3 164382201_18 any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and 14. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-2-4 164382201_18 [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: Planet Fitness Master Issuer LLC [Address] Attention: [insert] B-3-1 164382201_18 EXHIBIT B-3 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: Planet Fitness Master Issuer LLC $[ ] Series 2025-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated December 5, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

B-3-2 164382201_18 1. at the time the buy order for such Series 2025-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person; 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 4. the Transferee is not a U.S. person (as defined in Regulation S); 5. the Transferee is acquiring the Series 2025-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 6. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Notes; 7. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Notes from one or more book-entry depositories; 8. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications; 9. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Notes; 10. the Transferee understands that the Series 2025-1 Notes will bear the legend set out in the applicable form of Series 2025-1 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend; 11. the Transferee is not a Competitor; 12. the Transferee is not a Tax-Restricted Affiliate; 13. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under B-3-3 164382201_18 Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and 14. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-3-4 164382201_18 [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: PLANET FITNESS MASTER ISSUER LLC [Address] Attention: [insert] B-4-1 164382201_18 EXHIBIT B-4 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE Citibank, N.A., as Trustee 480 Washington Boulevard 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: PLANET FITNESS MASTER ISSUER LLC $[ ] Series 2025-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025 and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated December 5, 2025, relating to the Notes, (ii) pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

B-4-2 164382201_18 1. the Transferee is (a) a QIB pursuant to Rule 144A, (b) aware that any sale of the Series 2025-1 Notes to it will be made in reliance on Rule 144A and (c) acquiring such Series 2025-1 Notes for its own account or for the account of another person who is a QIB and is not a Competitor or a Tax-Restricted Affiliate, and with respect to which it exercises sole investment discretion; 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the Transferee is acquiring the Series 2025-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 4. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Notes; 5. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Notes from one or more book-entry depositories; 6. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications; 7. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Notes; 8. the Transferee is not a Competitor; 9. The Transferee is not a Tax-Restricted Affiliate; 10. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition B-4-3 164382201_18 of any Series 2025-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and 11. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization. [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: Planet Fitness Master Issuer LLC [Address]

B-4-4 164382201_18 Attention: [insert] C-1 164382201_18 EXHIBIT C FORM OF QUARTERLY NOTEHOLDERS’ REPORT [ATTACHED]

D-1 EXHIBIT D FORM OF VOLUNTARY DECREASE PLANET FITNESS MASTER ISSUER LLC SERIES 2025-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1 TO: Citibank, N.A., as Trustee CC: Morgan Stanley Asset Funding, Inc., as Administrative Agent Greetings: Reference is made to (a) that certain Series 2025-1 Class A-1 Note Purchase Agreement, dated as of December 15, 2022 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-1 Class A-1 Note Purchase Agreement”), by and among Planet Fitness Master Issuer LLC (the “Master Issuer”), Planet Fitness Holdings, LLC (the “Manager”), the guarantors, conduit investors, committed note purchasers and funding agents listed therein, and Morgan Stanley Bank, N.A., as letter of credit provider and Morgan Stanley Asset Funding, Inc. as administrative agent (in such capacity, the “Administrative Agent”), and (b) that certain Series 2025-1 Supplement, dated as of December 15, 2025 (the “Series 2025-1 Supplement”) to the Amended and Restated Base Indenture, dated as of February 10, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Base Indenture”), by and between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”) and securities intermediary. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Series 2025-1 eiw Class A-1 Note Purchase Agreement or the Series 2025-1 Supplement, as applicable. The undersigned hereby gives the Trustee and the Administrative Agent notice of a Voluntary Decrease and directs that the following amounts be paid on [ ] (the “Voluntary Decrease Date”). Principal: $ Interest: $ Breakage Amount (if any): $ In furtherance of the above, the Trustee is hereby directed to transfer such amounts from the Collection Account to the Series 2025-1 Class A-1 Distribution Account not later than 10:00 a.m. (Eastern time) on the Voluntary Decrease Date and to distribute such amounts to the Series 2025- 1 Class A-1 Noteholders in the amounts described above and in accordance with the instructions on file with Citibank, N.A. as Note Registrar and Paying Agent. D-2 For the avoidance of doubt, this repayment is a repayment and is not a permanent reduction in the Series 2025-1 Class A-1 Maximum Principal Amount. The undersigned has executed and delivered this payment direction on the day of , . Planet Fitness Holdings, LLC, as Manager on behalf of the Master Issuer By: Name: Title:

E-1 EXHIBIT E FORM OF CONFIRMATION OF REGISTRATION OF UNCERTIFICATED NOTES Date: [ ] [Holder’s Name and Address] Re: Series 2025-1 Variable Funding Senior Notes, Class A-1 (the “Notes”) Reference is hereby made to (i) that certain Amended and Restated Base Indenture, dated as of February 10, 2022, by and between Planet Fitness Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”) and Citibank, N.A., as trustee and as securities intermediary (as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, as further amended by Supplement No. 2 to A&R Base Indenture, dated as of December 15, 2025 and as may be further amended, supplemented or modified from time to time, the “Base Indenture”) and (ii) that certain Series 2025-1 Supplement, dated as of December 15, 2025 (the “Series 2025-1 Supplement”; the Base Indenture, as supplemented by the Series 2025-1 Supplement, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. Pursuant to Section 4.1(e) of the Series 2025-1 Supplement, the undersigned hereby confirms that the Registrar has registered the aggregate principal amount of the Subclass of the Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration of Uncertificated Notes is provided for informational purposes only; ownership of each uncertificated Series 2025-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration of Uncertificated Notes and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership. Series 2025-1 Class A-1 Note (uncertificated) (Note No. [ ]) Note: [Advance Note][L/C Note] Maximum Principal Amount: U.S. [ ] Registered Name: [ ] CITIBANK, N.A., as Trustee By: Authorized Signatory